UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21152

Nuveen Georgia Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	13

Common Share Information	15

Risk Considerations	18

Performance Overview and Holding Summaries	20

Shareholder Meeting Report	26

Report of Independent Registered Public Accounting Firm	28

Portfolios of Investments	29

Statement of Assets and Liabilities	75

Statement of Operations	77

Statement of Changes in Net Assets	79

Statement of Cash Flows	82

Financial Highlights	84

Notes to Financial Statements	93

Additional Fund Information	109

Glossary of Terms Used in this Report	110

Reinvest Automatically, Easily and Conveniently	112

Annual Investment Management Agreement Approval Process	113

Board Members & Officers	121

Chairman’s Letter to Shareholders

Dear Shareholders,

I am honored to serve as the new independent chairman of the Nuveen Fund Board, effective July 1, 2018. I’d like to gratefully acknowledge the stewardship of my predecessor William J. Schneider and, on behalf of my fellow Board members, reinforce our commitment to the legacy of strong, independent oversight of your Funds.

The increase in market volatility this year reflects greater uncertainty among investors. The global economic outlook is less clear cut than it was in 2017. U.S. growth is again decoupling from that of the rest of the world, and the U.S. dollar and interest rates have risen in response. Trade war rhetoric and the imposition of tariffs between the U.S. and its major trading partners has recently dampened business sentiment and could pose a risk to growth expectations going forward. A host of other geopolitical concerns, including the ongoing Brexit and North American Free Trade Agreement negotiations, North Korea relations and Italy’s populist government, remain on the horizon.

Despite these risks, global growth remains intact, albeit at a slower pace, providing support to corporate earnings. The U.S. economy is expected to regain momentum, boosted by fiscal stimulus, an easing regulatory environment and above-average consumer confidence. Subdued inflation pressures have kept central bank policy accommodative, even as Europe moves closer to winding down its monetary stimulus and the Federal Reserve remains on a moderate tightening course.

Headlines and political noise will continue to obscure underlying fundamentals at times and cause temporary bouts of volatility. We encourage you to work with your financial advisor to evaluate your goals, timeline and risk tolerance if short-term market fluctuations are a concern. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth
Chairman of the Board
July 23, 2018

Portfolio Managers’ Comments

Nuveen Georgia Quality Municipal Income Fund (NKG)
Nuveen Maryland Quality Municipal Income Fund (NMY)
Nuveen Minnesota Quality Municipal Income Fund (NMS)
Nuveen Missouri Quality Municipal Income Fund (NOM)
Nuveen North Carolina Quality Municipal Income Fund (NNC)
Nuveen Virginia Quality Municipal Income Fund (NPV)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Daniel J. Close, CFA, Stephen J. Candido, CFA, and Christopher L. Drahn, CFA, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six Nuveen Funds. Dan has managed the Nuveen Georgia and North Carolina Funds since 2007. Steve assumed portfolio management responsibility for the Maryland and Virginia Funds in 2016. Chris has managed the Missouri Fund since 2011 and assumed responsibility for the Minnesota Fund in 2016.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2018?

After hovering near an annual pace of 3% for most of the reporting period, U.S. gross domestic product (GDP) growth cooled to 2.2% in the first quarter of 2018, according to the Bureau of Economic Analysis “second” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. A beginning-of-the-year slowdown was expected given the seasonal trend of slower first quarter growth seen over the past few years and the delayed impact of tax cuts on workers’ paychecks.

Nevertheless, consumer spending, boosted by employment and wage gains, continued to drive the economy. The Atlantic coast hurricanes in September and October temporarily weakened shopping and dining out activity, but rebuilding efforts had a positive impact on the economy. Although business investment slowed in early 2018 from the gains seen in the second half of 2017, business sentiment remained strong and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in May 2018 from 4.3% in May 2017 and job gains averaged around 196,000 per month for the past twelve months. While the jobs market has continued to tighten, wage growth has remained lackluster during this economic

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

recovery. Although the January jobs report revealed an unexpected pick-up in wages, the trend moderated in subsequent months. The Consumer Price Index (CPI) increased 2.8% over the twelve-month reporting period ended May 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve with low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.4% annual gain in April 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.2% and 6.6%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in June 2018 (after the close of the reporting period), was the seventh rate hike since December 2015. In addition, in October 2017, the Fed began reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

Fed Chair Janet Yellen’s term expired in February 2018, and incoming Chairman Jerome Powell indicated he would likely maintain the Fed’s gradual pace of interest rate hikes. At the June meeting, the Fed increased its projection to four interest rate increases in 2018, from three increases projected at the March meeting. The markets also continued to react to geopolitical news. Protectionist rhetoric had been garnering attention across Europe, as anti-European Union (EU) sentiment featured prominently (although did not win a majority) in the Dutch, French and German elections in 2017. Italy’s 2018 elections resulted in a hung parliament, and several months of negotiations resulted in a populist, euro-skeptic coalition government. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war. Meanwhile, in March the U.K. and EU agreed in principle to the Brexit transition terms, opening the door to the next round of negotiation dealing with trade and security issues. The U.S. Treasury issued additional sanctions on Russia in April, and re-imposed sanctions on Iran after President Trump decided to withdraw from the 2015 nuclear agreement. The threat of a nuclear North Korea eased somewhat as the leaders of South Korea and North Korea met during April, while the U.S. and North Korea broadcast mixed messages about a summit scheduled for June but ultimately met as planned (after the close of the reporting period).

Municipal bonds recorded a small gain in the reporting period. Optimism about the economy was favorable for credit conditions but also drove interest rates higher, which weighed on bond prices. But, with inflation moving only incrementally higher, the increase in long-term interest rates was less dramatic than feared.

Along with the overall economic outlook, tax reform was a significant market driver for municipal bonds in this reporting period. Early drafts of the tax bill fostered significant uncertainty about the impact on the municipal bond market, leading municipal bonds to underperform taxable bonds in December and provoking issuers to rush bond offerings ahead of the pending tax law. Issuance in December reached an all-time high of $62.5 billion, exacerbating the market’s price decline during the month. However, all of the supply was absorbed and municipal bond valuations subsequently returned to more typical levels.

The final tax reform legislation signed on December 27, 2017 largely spared municipal bonds and was considered neutral to positive for the municipal market overall. Notably, a provision that would have eliminated the tax-preferred status of 20 to 30% of the municipal bond market was not included in the final bill. Moreover, investors were relieved that the adopted changes apply only to newly issued municipal bonds and also could be beneficial from a technical standpoint. Because new issue advance refunding bonds are no longer tax exempt, the total supply of municipal bonds will decrease going forward, boosting the scarcity value of existing municipal bonds. The new tax law also caps the state and local tax (SALT) deduction for individuals, which will likely increase demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes.

Following the issuance surge in late 2017, issuance remained sharply lower in early 2018. However, the overall balance of municipal bond supply and demand remained advantageous for prices. Municipal bond issuance nationwide totaled $400.3 billion in this reporting period, an 8.0% drop from the issuance for the twelve-month reporting period ended May 31, 2017. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates moved higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions, the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Despite the volatility surrounding the potential tax law changes, demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. As a result, municipal bond fund inflows steadily increased in 2017 overall.

What were the economic and market conditions in Georgia, Maryland, Minnesota, Missouri, North Carolina and Virginia during the twelve-month reporting period ended May 31, 2018?

Georgia’s economy continues to do well, with year-over-year employment growth of 1.7% through May 2018. Georgia’s unemployment rate has dropped to 4.2% and hasn’t been this low in over a decade. The state’s primary economic engine is the Atlanta metropolitan area, which has been adding jobs and attracting businesses in a diverse range of industries. Atlanta had the third largest population increase among all U.S. metro areas in 2017. Home prices in the Atlanta region rose 5.5% last year as of April 2018, (most recent data available at the time this report was prepared)., according to the S&P/Case-Shiller Home Price Index. Georgia’s economic growth has driven robust revenue growth, with governmental revenues growing by an annual average of 5.7% over the past seven years. The revenue out-performance has contributed to the persistent build-up in the state’s rainy day fund, the Revenue Shortfall Reserve. The fund has grown to more than $2.5 billion from its post-recession low of $103 million in 2009. Georgia’s Fiscal Year 2019 budget is structurally balanced. The $26 billion state budget is based on an increase in general fund revenues of 4.1% over the Fiscal Year 2018 budget, with the majority of additional funding going toward K-12 education and the Teachers Retirement System. Georgia has $10 billion of net tax-supported debt outstanding, which represents 2.4% of personal income. The Moody’s 50-state median is 2.3% of personal income. As of June 2018 (after the close of the reporting period), Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31, 2018, municipal gross issuance in Georgia totaled $9.3 billion, an increase of 23% from the twelve months ended May 31, 2017.

While Maryland’s economy fared better than most throughout the recession, economic growth during and after the recovery can be characterized as slow. In 2017, the real gross state product for Maryland grew 1.5% compared to 2.5% the prior year, dropping its ranking to 30th among all states. Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s closeness to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for nearly 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of over 50 universities, this has made Maryland a center for national security and medical and biomedical research. Per capita income within the state is 127% of the U.S. average, and the median home value of $290,000 is 157% of the U.S. median. However, May’s unemployment rate of 4.3% is above the national average of 3.8%, which is atypical for the state. Growth in the jobless rate can be attributed to a reduction of nearly 3,000 federal government employees in 2017 and downstream industries that struggled as a result. While the increase in federal spending under the current administration should bode well for the state, Maryland has less to gain than other southern states with large military installations as most of the uptick in spending is earmarked for defense. The private sector labor market faces its own challenges, but positively, in 2018, preliminary estimates suggest that total employment is rebounding. Maryland has implemented various financial controls which add stability to its financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years, and restricting debt to no more than 4% of personal income. Also, the rainy day fund has various mandated controls governing how much must be deposited, or how much can be removed, in any given year. Prudent fiscal management is further exemplified with mid-year expenditure cuts based on the state’s Board of Revenue Estimates. Fiscal Year 2017 revenues underperformed budgeted expectations,

Portfolio Managers’ Comments (continued)

which prompted revenue revisions for Fiscal Year 2018. The state was able to successfully close the Fiscal Year 2017 mid-year budget gap with expenditure reductions and a transfer from the revenue stabilization account. The March 2018 Board of Revenues update amended projected Fiscal Year 2018 revenues down from the December estimate but actually increased projected Fiscal Year 2019 revenues. These new figures translate to projected year-end general fund revenue growth of 1.9% in Fiscal Year 2018 and 6.1% in Fiscal Year 2019. As of June 2018 (after the close of the reporting period), Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2018, municipal issuance in the state totaled $9.7 billion, an increase of 0.4% from the previous twelve months.

Minnesota’s economic growth lagged the national growth rate in 2017 with Minnesota’s GDP growing 1.9% but outpaced its regional peers, ranking as the 23rd fastest growing state economy. Minnesota’s GDP growth was driven by gains in health care and social assistance, wholesale trade, durable goods manufacturing, finance & insurance, real estate and rental & leasing sectors. As of May 2018, Minnesota’s unemployment rate of 3.1% remained well below the national unemployment rate of 3.8%. Home prices in the Minneapolis area were up 6.5% year-over-year as of April 2018 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller Home Price Index. Minnesota’s budget is on a two-year cycle. Going into the current Fiscal Year Minnesota has a $329 million surplus. The Governor recently vetoed a budget bill and tax bill, passed by the Legislature. The budget bill would have appropriated $150 million in new spending in addition to the $46 billion two-year budget that was adopted last year. The tax bill was introduced to reconcile the State’s income tax code with federal changes. S&P and Moody’s ratings are AA+ and Aa1, respectively with stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Minnesota totaled $7.1 billion, representing an 11.7% decrease from the twelve months ended May 31, 2017.

Missouri’s economic recovery continues to lag national economic growth. For 2017, national GDP grew 2.1% and outpaced Missouri’s growth of 1.1%. Missouri’s growth ranked 37th nationally. As of May 2018, Missouri’s unemployment rate of 3.6% remains below the national unemployment rate of 3.8%, though this is partially due to contraction of the labor force. The state saw growth in the following sectors: financial activities, professional and business services, health care & social assistance, and durable goods manufacturing. The Missouri Constitution requires that the state pass a balanced budget. In May 2018, the state passed a $28.3 billion budget that includes a $99 million increase in public school funding, restoration of previous year’s funding cuts to higher education institutions, and raises for state workers. Moody’s, S&P and Fitch rate Missouri general obligation debt at Aaa/AAA/AAA and all have stable outlooks. For the twelve months ended May 31, 2018, municipal issuance in Missouri totaled $6.1 billion, representing a 23.5% increase from the twelve months ended May 31, 2017.

North Carolina’s economic growth was up year-over-year with real GDP increasing 2.3% over Fiscal Year 2016, ranking it 14th among all states. As the state’s economy transitions away from old-line manufacturing into sectors oriented toward research, technology and services, the roles of the state’s high quality universities and Research Triangle will continue to become more important. In 2018, nearly one-quarter of new jobs generated will be in professional/business services and information sectors, which tend to be tech-related. While booming investment in and around the Research Triangle continues to drive economic growth over the near term, the federal government continues to be one of the largest employers in the state. Fort Bragg and Camp Lejeune alone employ more than 111,000 workers. As of May 2018, the state’s unemployment rate of 4.3% was above the national average of 3.8%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 6.0% during the twelve months ended April 2018 (most recent data available at the time this report was prepared). North Carolina’s constitution constrains the amount of general obligation debt the state can issue in any biennium. This has resulted in a relatively low debt burden when compared to many of its peers. Moody’s April 2018 state debt median report notes that North Carolina ranked 37th for net tax-supported debt per capita and 35th as a percent of personal income. The state has a strong commitment to building reserves to mitigate future budgetary pressure. At the end of Fiscal Year 2017 the state’s savings reserve had a balance of $1.8 billion up from $1.6 billion in Fiscal Year 2016, and the repairs and renovations reserve account had a balance of $137 million up from $93 million in Fiscal Year 2016. The Fiscal Year 2018-19 adopted biennium budget is balanced and includes a 3.1% increase in appropriations in 2018 and an additional 2.7% increase in 2019. We expect the state’s overall credit profile to remain strong, driven by continued economic growth and prudent fiscal management. As of June 2018 (after the close of the reporting period), Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2018, municipal issuance in North Carolina totaled $5.4 billion, a decrease of 17.1% from the previous twelve months.

Pennsylvania is the fifth-largest state by population and sixth-largest by gross state product. The Commonwealth’s economy is faring well in the first half of 2018. Annual job growth was 1.3% as of May 2018. Pennsylvania’s unemployment rate has decreased to 4.5% (May 2018), the lowest level since before the recession. Despite the stronger economy, governance remains a problem, with state and local governments still cutting payrolls under the pressure of budget shortfalls. The Education and Health Services sector represents 20.7% of total employment in the Commonwealth. Job growth in this sector was a strong 2.6%, as of May 2018, on a year-ago basis. Population loss and an aging population are demographic headwinds for the state both now and in the long run. On the fiscal front, Pennsylvania continues to have trouble balancing its general fund budget. Late budget passage has become an almost annual occurrence as the governor and the legislature continue to clash over basic budget fundamentals. Pennsylvania drew down all of its rainy day funds years ago and has failed to replenish those funds. However, the Fiscal Year 2019 budget was passed on time, the first on-time spending plan in four years. The $32.7 billion total represents a roughly $700 million rise in new spending, up 2.2% from the last enacted budget. The state is using almost $1 billion in one-time cash sources to balance the 2019 budget. Pennsylvania’s unassigned general fund balance, as of Fiscal Year 2017, was a negative $3.2 billion, or a deficit equal to 9% of the state’s operating revenues. Pennsylvania’s combined net tax-supported debt ($17 billion) and pension burden is well above the median for U.S. states. According to Moody’s, the Commonwealth’s fixed cost burden was the ninth highest among states in Fiscal Year 2016. The unfunded pension liability is estimated at more than $66 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of May 2018, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P. For the twelve months ended May 31, 2018, $20.5 billion in new municipal bonds were issued in the Commonwealth, a gross issuance decrease of 5.3% from the previous twelve months.

Virginia’s economy is led by government, professional and business services, and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. In 2017, the gross state product (GSP) for Virginia grew 2.0% compared to 0.5% the prior year, moving its ranking up to 19th among all states. Virginia is poised to benefit more than any other state from the large increase in federal defense outlays as defense spending accounts for 9% of the state’s GSP versus 2% nationally. Additionally, the state continues to benefit from strong demographics. Per capita income within the state is 117% of the U.S. average, and the median home value of $248,000 is 134% of the U.S. median. May’s unemployment rate of 3.2% is below the national average of 3.8%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 3.2% during the twelve months ended April 2018 (most recent data available at the time this report was prepared). The state’s financial performance has substantially improved following the December 2016 revision of the 2016-2018 biennium forecast. Revenue outperformance, coupled with the adoption of a structurally balanced 2018-2020 biennial budget, prompted S&P to revise the state’s outlook from negative to stable in June 2018. The upcoming budget not only adds to reserves but increases support to several policy initiatives such as education and infrastructure spending. As of June 2018 (after the close of the reporting period), Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2018, gross issuance in Virginia totaled $9.9 billion, an increase of 44% from the previous twelve months.

What key strategies were used to manage these Funds during the twelve-month reporting period ended May 31, 2018?

Interest rates rose during the reporting period as the economy maintained steady growth. Yields on the short end of the yield curve experienced a larger move, as the Fed continued to gradually raise its benchmark interest rate. Yields on the longer end of the curve increased by a smaller amount, restrained by relatively tame inflation readings. As a result, the yield curve flattened over the reporting period. Missouri’s municipal bond market outperformed the national municipal market, while the markets of Georgia, Maryland, Minnesota, North Carolina and Virginia lagged the broad market.

In this environment, our trading activity continued to focus on pursuing the Funds’ investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. While the supply available in each state varied, to the extent possible, the Funds’ positioning emphasized intermediate and longer maturities, lower-rated credits and sectors offering higher yields. To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. In some cases, we sold bonds that we believed had deteriorating fundamentals or could be traded for a better relative value, as well as selling short-dated, higher quality issues that we tend to hold over short timeframes as a source of liquidity.

Portfolio Managers’ Comments (continued)

In NKG, we bought several intermediate dated, middle-grade credits in the secondary market during the second half of the reporting period. These bonds were issued for a combined utility, a public utility, a gas prepay utility and a local general obligation (GO) bond. Nearly all of the purchases in NKG were funded from the proceeds from called and maturing bonds. We sold one bond at a loss to buy a more attractive long-term opportunity.

NMY participated in refunding deals for Maryland Economic Development Ports Seagirt Terminal and New Jersey tobacco settlement bonds in the latter half of the reporting period. We also bought AA rated Maryland Stadium for Baltimore Public Schools bonds, BB+ rated St. Mary’s University credits and Washington D.C. Metropolitan Transit Authority bonds (which are dual exempt in Maryland and Virginia). To fund these purchases, we used the cash from called and maturing bonds, as well as the proceeds from exiting several positions. NMY sold some bonds at a loss to harvest a tax loss that can be used to offset future capital gains, and bought similarly structured, higher yielding bonds to increase the Fund’s income distribution capabilities. We also took advantage of prevailing market conditions to swap some positions at the short end of the yield curve (1 to 5 years) to help increase the Fund’s income capabilities. We traded some Guam Waterworks Authority Bonds for Guam Section 30 Bonds, as well as significantly reduced the exposure to Puerto Rico bonds. Despite Puerto Rico’s deteriorating outlook, we found opportunities to sell the Fund’s insured Puerto Rico bonds at reasonable prices relative to the credit risk profile and outlook. Additionally, we eliminated NMY’s remaining American Airlines stock to buy municipal bonds. The Maryland Fund received American Airlines stock when the Fund’s holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we sold these shares and reinvested the proceeds into municipal bonds.

In NMS, we continued to trim exposure to longer maturity, lower coupon (3%) bond structures to reallocate into higher coupon structures that we believe to be better long-term opportunities from a risk-reward standpoint. While we were generally comfortable with the Fund’s overall credit quality and sector positioning, NMS’s allocation to AA rated bonds declined somewhat as a result of call activity, the sale of lower coupon structures, and opportunities in other ratings categories during this reporting period. Conversely, purchases of a number of single A rated issues lifted the Fund’s weighting in the A rated category over this reporting period. On a sector basis, the Fund’s weighting in health care bonds increased moderately over the reporting period, primarily due to the addition of Fairview Health Services bonds.

NOM maintained its portfolio positioning throughout the reporting period. Notable purchases included Children’s Mercy Hospital bonds and Springfield School District GOs in the second half of the reporting period. We continued to focus on 15- to 30-year maturities. Called and maturing bonds provided most of the cash for new purchases. We also sold some of the Fund’s insured Puerto Rico bonds and, like NMY, did some tax loss swaps to boost the Fund’s income generating capabilities.

NNC bought two water and sewer credits, an appropriation bond and a local GO. These credits had higher credit quality profiles (as there was a lack of lower grade bonds available in this reporting period) and intermediate to long durations. We funded our buying almost entirely from maturity and call proceeds. We also sold a small position at a loss to reinvest the cash into a more attractive long-term opportunity.

In NPV, in the second half of the reporting period we bought a sizeable new issue that came to market for Hampton Roads Transportation Accountability Commission. The bonds were issued at longer maturities with a AA credit rating. We increased the Fund’s transportation exposure with purchases of Virginia Small Business Finance Authority Private Act I-66 toll road bonds and the dual-exempt Washington D.C. Metropolitan Transit Authority credits (which were also added to NMY). Additions to NPV’s health care position included two AA rated new issues for Virginia Commonwealth University Health System and Sentara Healthcare. We also bought Lynchburg College revenue bonds and a utilities credit issued for Covanta. We made NPV’s purchases using the proceeds from called and maturing bonds. In addition, we sold Dulles Toll Road bonds, which offered a lower book yield, to reinvest in a more attractive long-term opportunity. Like the Maryland Fund, the Virginia Fund also trimmed its Puerto Rico exposure during the reporting period, as well as took advantage of prevailing market conditions to swap some positions at the short end of the yield curve (1 to 5 years) to help increase the Fund’s income capabilities.

As of May 31, 2018, NKG, NMY, NNC and NPV continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended May 31, 2018?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended May 31, 2018. Each Fund’s total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes.

For the twelve-month reporting period ended May 31, 2018, the total return at common share NAV for NMY, NMS and NPV outperformed the return for their respective state’s S&P Municipal Bond Index and the national S&P Municipal Bond Index, while NOM, NKG and NNC underperformed both the national S&P Municipal Bond Index and their respective state index.

The Funds’ performance was affected by duration and yield curve positioning, credit ratings allocations, sector allocations and credit selection. In addition, the use of regulatory leverage was a factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Duration and yield curve positioning was favorable across all six Funds in this reporting period. As the municipal yield curve flattened, shorter duration bonds underperformed longer duration bonds. The six Funds held overweight allocations to the outperforming longer bonds, which contributed positively to performance. NMY, NNC and NPV also benefited modestly from underweight allocations to the weaker-performing shorter bonds, while NMS’s small overweight in zero to two-year maturities was a slight detractor from relative performance.

In terms of credit quality, lower rated, higher yielding bonds outperformed high grade bonds in this reporting period. As a result, the Funds with overweight allocations to lower rated credits (NMY, NMS, NOM and NPV) tended to have better relative performance. For NKG and NNC, however, credit ratings allocation was a detractor from performance. NKG held an underweight to BBB and below investment grade bonds, which hurt performance, despite the benefit of an overweight to the single-A bucket. NNC’s underweight to below investment grade bonds detracted, while an overweight to BBB rated bonds was a small positive contributor.

The trend of revenue sectors outperforming tax-supported sectors continued over this reporting period. NKG’s sector allocations, in aggregate, had a relatively neutral impact on performance, with underperformance from overweight to public power and outperformance from an overweight to health care. Overall sector positioning in NMY and NPV aided relative performance due to overweights to health care and tobacco and underweight to tax-supported bonds. However, in NMY an underweight to the transportation sector was modestly negative, while NPV’s transportation exposure helped performance. NMS held a beneficial overweight allocation to health care credits but an overweight to pre-refunded bonds was disadvantageous. NOM’s sector positioning did not meaningfully impact performance in this reporting period. For NNC, sector allocations were a detractor from relative results, due to an overweight to pre-refunded bonds and the Fund’s toll roads exposure.

Looking at individual credit selection, NKG benefited the most from selections in higher coupon (5%) bonds offering mid-range credit quality and longer durations. However, NKG’s position in Baldwin County Hospital Oconee Regional Medical Center was a notable detractor in this reporting period. NMY’s best performing holdings were tobacco settlement bonds, CNX Marine Terminals Consol Energy, two continuing care retirement communities (Vantage House and Charlestown Community) and a land-backed issue for Howard County Annapolis Junction Town Center, while shorter dated Puerto Rico bonds and selected Guam credits disappointed. NNC’s selection in longer-dated bonds with lower credit ratings that were held over the full reporting period were the leading performers. NPV’s holdings in tobacco settlement bonds, select zero coupon bonds (Dulles Toll Road and Puerto Rico) and the I-66 toll road were standout performers. For all six Funds, the weakest performing holdings tended to be shorter dated, higher credit quality paper.

Portfolio Managers’ Comments (continued)

An Update on FirstEnergy Solutions Corp.

FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 31, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. We owned longer-maturity bonds issued by FirstEnergy Solutions, which had a negligible impact on performance for the reporting period as the issuer took steps toward seeking bankruptcy protection which occurred in late March 2018. A substantial amount of bondhold-ers, of which Nuveen is included, entered into an “Agreement in Principal” with FirstEnergy Solutions’ parent, FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.

In terms of FirstEnergy holdings, shareholders should note that NMY had 0.36% and NPV had 0.48% exposure, which are all secured holdings.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

Leverage from issuance of preferred shares had a positive impact on the performance of the Funds over the reporting period. The use of leverage through inverse floating rate securities had a negligible impact on the performance of the Funds over the reporting period.

As of May 31, 2018, the Funds’ percentages of leverage are as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Effective Leverage*	38.42%	38.59%	38.30%	36.29%	40.68%	38.88%
Regulatory Leverage*	36.86%	37.13%	38.30%	36.29%	39.40%	33.49%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2018, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NKG	$82,000,000	$—	$82,000,000
NMY	$197,000,000	$—	$197,000,000
NMS	$52,800,000	$—	$52,800,000
NOM	$18,000,000	$—	$18,000,000
NNC	$154,000,000	$—	$154,000,000
NPV	$128,000,000	$—	$128,000,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of May 31, 2018. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distribution (Ex-Dividend Date)	NKG	NMY	NMS	NOM	NNC	NPV
June 2017	$0.0470	$0.0525	$0.0635	$0.0560	$0.0440	$0.0460
July	$0.0470	$0.0525	$0.0635	$0.0560	$0.0440	$0.0460
August	$0.0470	$0.0525	$0.0635	$0.0560	$0.0440	$0.0460
September	$0.0440	$0.0500	$0.0600	$0.0530	$0.0440	$0.0460
October	$0.0440	$0.0500	$0.0600	$0.0530	$0.0440	$0.0460
November	$0.0440	$0.0500	$0.0600	$0.0530	$0.0440	$0.0460
December	$0.0422	$0.0556	$0.0703	$0.0548	$0.0508	$0.0552
January	$0.0405	$0.0475	$0.0600	$0.0530	$0.0440	$0.0460
February	$0.0405	$0.0475	$0.0600	$0.0530	$0.0440	$0.0460
March	$0.0380	$0.0475	$0.0600	$0.0465	$0.0390	$0.0460
April	$0.0380	$0.0475	$0.0600	$0.0465	$0.0390	$0.0460
May 2018	$0.0380	$0.0475	$0.0600	$0.0465	$0.0390	$0.0460
Total Monthly Distributions	$0.5102	$0.6006	$0.7408	$0.6273	$0.5198	$0.5612
Total Distributions from Long-Term Capital Gains*	$—	$—	$0.0008	$—	$0.0009	$—
Total Distributions	$0.5102	$0.6006	$0.7416	$0.6273	$0.5207	$0.5612
Yields
Market Yield**	4.01%	4.67%	5.29%	4.18%	3.81%	4.47%
Taxable-Equivalent Yield**	5.73%	6.62%	7.77%	5.96%	5.40%	6.37%

*	Distribution paid in December 2017.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.0%, 29.5%, 31.9%, 29.9%, 29.5%, and 29.8% for NKG, NMY, NMS, NOM, NNC, and NPV respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2018, NOM had a zero UNII balance while NKG, NMY, NMS, NNC and NPV had positive UNII balances for tax purposes. NPV had a positive UNII balance while NKG, NMY, NOM, NMS and NNC had negative UNII balances for financial reporting purposes.

Common Share Information (continued)

All monthly dividends paid by each Fund (with the exception of NOM) during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. During the current fiscal period, NOM’s distributions were slightly greater than the Fund’s interest income, net of Fund expenses. As a result a portion of NOM’s distributions were deemed to be a return of capital. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

The following table presents the regular, monthly distributions for the following Fund for the current fiscal period. The final determinations of the source and characteristics of all distributions will be made in early 2019 and reported to shareholders on Form 1099-DIV at that time.

Fiscal Year (Calendar Year) Ended May 31, 2018	NOM
Regular monthly distribution per share	$0.6190
From net realized capital gains	0.0000
Return of capital	0.0083
Total per share distribution	$0.6273

COMMON SHARE EQUITY SHELF PROGRAM

During the current reporting period, NMS was authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under this program NMS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NMS
Additional authorized common shares	500,000

During the current reporting period, NMS sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMS
Common shares sold through Shelf Offering	173,280
Weighted average premium to NAV per common share sold	5.02%

Refer to the Notes to Financial Statements, Note 4 - Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2018, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares cumulatively repurchased and retired	—	757,500	—	—	153,400	—
Common shares authorized for repurchase	1,055,000	2,335,000	570,000	235,000	1,640,000	1,795,000

During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NMY	NNC
Common shares repurchased and retired	27,500	23,400
Weighted average price per common share repurchased and retired	$12.30	$12.17
Weighted average discount per common share repurchased and retired	14.18%	15.16%

OTHER COMMON SHARE INFORMATION

As of May 31, 2018, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NKG	NMY	NMS	NOM	NNC	NPV
Common share NAV	$13.32	$14.29	$14.69	$13.48	$14.44	$14.17
Common share price	$11.38	$12.21	$13.60	$13.34	$12.27	$12.35
Premium/(Discount) to NAV	(14.56)%	(14.56)%	(7.42)%	(1.04)%	(15.03)%	(12.84)%
12-month average premium/(discount) to NAV	(7.64)%	(12.75)%	(0.50)%	7.05%	(12.40)%	(10.55)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Georgia Quality Municipal Income Fund (NKG)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NKG.

Nuveen Maryland Quality Municipal Income Fund (NMY)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMY.

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMS.

Nuveen Missouri Quality Municipal Income Fund (NOM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NOM.

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNC.

Nuveen Virginia Quality Municipal Income Fund (NPV)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NPV.

NKG	Nuveen Georgia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NKG at Common Share NAV	0.22%	2.62%	4.29%
NKG at Common Share Price	(10.74)%	1.47%	3.50%
S&P Municipal Bond Georgia Index	0.78%	2.62%	3.94%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.5%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	3.8%
Net Assets Plus VMTP Shares, net of deferred offering costs	158.4%
VMTP Shares, net of deferred offering costs	(58.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	25.7%
Tax Obligation/Limited	12.5%
Utilities	11.7%
U.S. Guaranteed	11.0%
Health Care	10.5%
Education and Civic Organizations	10.3%
Water and Sewer	10.3%
Transportation	7.4%
Other	0.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.3%
AAA	9.3%
AA	55.4%
A	16.8%
BBB	6.8%
N/R (not rated)	1.4%
Total	100%

NMY	Nuveen Maryland Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NMY at Common Share NAV	1.68%	2.81%	4.96%
NMY at Common Share Price	(2.10)%	2.67%	4.61%
S&P Municipal Bond Maryland Index	0.45%	2.40%	3.75%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	159.4%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	162.9%
Floating Rate Obligations	(3.8)%
VMTP Shares, net of deferred offering costs	(59.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.7%
Tax Obligation/Limited	16.9%
Tax Obligation/General	11.7%
U.S. Guaranteed	9.4%
Education and Civic Organizations	7.8%
Transportation	5.1%
Housing/Multifamily	4.9%
Water and Sewer	4.7%
Other	15.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	9.0%
AAA	10.0%
AA	30.7%
A	17.0%
BBB	19.2%
BB or Lower	3.5%
N/R (not rated)	10.6%
Total	100%

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NMS at Common Share NAV	2.37%	3.73%	6.32%
NMS at Common Share Price	(11.55)%	(0.13)%	6.19%
S&P Municipal Bond Minnesota Index	0.83%	2.61%	4.07%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.0%
Other Assets Less Liabilities	1.0%
Net Assets Plus VMTP Shares, net of deferred offering costs	162.0%
VMTP Shares, net of deferred offering costs	(62.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	17.6%
Tax Obligation/General	15.9%
Education and Civic Organizations	15.3%
Utilities	13.6%
U.S. Guaranteed	10.7%
Long-Term Care	9.3%
Tax Obligation/Limited	8.0%
Other	9.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.6%
AAA	4.9%
AA	30.8%
A	24.4%
BBB	8.4%
BB or Lower	7.4%
N/R (not rated)	15.5%
Total	100%

NOM	Nuveen Missouri Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NOM at Common Share NAV	1.15%	3.52%	5.33%
NOM at Common Share Price	(13.89)%	1.21%	4.05%
S&P Municipal Bond Missouri Index	1.42%	3.11%	4.57%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.5%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus MFP Shares, net of deferred offering costs	156.2%
MFP Shares, net of deferred offering costs	(56.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	24.1%
Tax Obligation/Limited	15.0%
Education and Civic Organizations	14.1%
U.S. Guaranteed	11.1%
Tax Obligation/General	10.0%
Water and Sewer	9.1%
Long-Term Care	8.3%
Other	8.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.1%
AAA	4.7%
AA	38.2%
A	21.5%
BBB	12.1%
BB or Lower	2.7%
N/R (not rated)	9.7%
Total	100%

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NNC at Common Share NAV	(0.14)%	3.22%	4.79%
NNC at Common Share Price	(3.88)%	2.04%	3.95%
S&P Municipal Bond North Carolina Index	0.45%	2.42%	3.93%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	166.7%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	168.6%
Floating Rate Obligations	(3.6)%
VMTP Shares, net of deferred offering costs	(65.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	16.4%
U.S. Guaranteed	16.4%
Transportation	15.9%
Health Care	14.5%
Water and Sewer	13.5%
Tax Obligation/Limited	12.7%
Other	10.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	11.3%
AAA	20.2%
AA	47.0%
A	12.2%
BBB	7.5%
N/R (not rated)	1.8%
Total	100%

NPV	Nuveen Virginia Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of May 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
NPV at Common Share NAV	1.70%	3.03%	4.96%
NPV at Common Share Price	(2.62)%	2.05%	3.98%
S&P Municipal Bond Virginia Index	0.71%	2.79%	3.93%
S&P Municipal Bond Index	1.26%	2.94%	4.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.3%
Other Assets Less Liabilities	1.9%
Net Assets Plus Floating Rate Obligations & VRDP Shares, net of deferred offering costs	158.2%
Floating Rate Obligations	(8.0)%
VRDP Shares, net of deferred offering costs	(50.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	24.4%
Tax Obligation/Limited	18.0%
Health Care	13.6%
U.S. Guaranteed	13.2%
Education and Civic Organizations	8.4%
Consumer Staples	4.1%
Other	18.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	15.0%
AAA	8.6%
AA	39.5%
A	8.0%
BBB	15.2%
BB or Lower	7.7%
N/R (not rated)	6.0%
Total	100%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for NKG, NMY, NMS, NOM, NNC and NPV; at this meeting the shareholders were asked to elect Board Members.

	NKG		NMY		NMS
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	9,583,339	—	20,107,502	—	4,950,074	—
Withhold	455,192	—	427,795	—	97,906	—
Total	10,038,531	—	20,535,297	—	5,047,980	—
Jack B. Evans
For	9,272,146	—	20,116,588	—	4,925,843	—
Withhold	766,385	—	418,709	—	122,137	—
Total	10,038,531	—	20,535,297	—	5,047,980	—
Albin F. Moschner
For	9,607,066	—	20,112,424	—	4,947,280	—
Withhold	431,465	—	422,873	—	100,700	—
Total	10,038,531	—	20,535,297	—	5,047,980	—
William C. Hunter
For	—	820	—	1,970	—	528
Withhold	—	—	—	—	—	—
Total	—	820	—	1,970	—	528
William J. Schneider
For	—	820	—	1,970	—	528
Withhold	—	—	—	—	—	—
Total	—	820	—	1,970	—	528

	NOM		NNC		NPV
	Common and		Common and		Common and
	Preferred		Preferred		Preferred
	shares voting		shares voting		shares voting
	together	Preferred	together	Preferred	together	Preferred
	as a class	Shares	as a class	Shares	as a class	Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	1,598,351	—	14,645,748	—	14,762,257	—
Withhold	406,064	—	580,203	—	425,000	—
Total	2,004,415	—	15,225,951	—	15,187,257	—
Jack B. Evans
For	1,592,688	—	14,204,974	—	14,569,688	—
Withhold	411,727	—	1,020,977	—	617,569	—
Total	2,004,415	—	15,225,951	—	15,187,257	—
Albin F. Moschner
For	1,598,351	—	14,666,671	—	14,752,521	—
Withhold	406,064	—	559,280	—	434,736	—
Total	2,004,415	—	15,225,951	—	15,187,257	—
William C. Hunter
For	—	180	—	1,540	—	1,280
Withhold	—	—	—	—	—	—
Total	—	180	—	1,540	—	1,280
William J. Schneider
For	—	180	—	1,540	—	1,280
Withhold	—	—	—	—	—	—
Total	—	180	—	1,540	—	1,280

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of
Trustees of Nuveen Georgia Quality Municipal Income Fund
Nuveen Maryland Quality Municipal Income Fund
Nuveen Minnesota Quality Municipal Income Fund
Nuveen Missouri Quality Municipal Income Fund
Nuveen North Carolina Quality Municipal Income Fund
Nuveen Virginia Quality Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Quality Municipal Income Fund, Nuveen Maryland Quality Municipal Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen North Carolina Quality Municipal Income Fund, and Nuveen Virginia Quality Municipal Income Fund (the “Funds”) as of May 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended May 31, 2014 (the periods presented through June 30, 2014 for Nuveen Minnesota Quality Municipal Income Fund) were audited by other independent registered public accountants whose report, dated July 28, 2014 (August 22, 2014 for Nuveen Minnesota Quality Municipal Income Fund), expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
July 26, 2018

NKG	Nuveen Georgia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.5% (99.9% of Total Investments)
	MUNICIPAL BONDS – 154.5% (99.9% of Total Investments)
	Education and Civic Organizations – 16.0% (10.3% of Total Investments)
$700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	8/18 at 100.00	A1	$701,960
1,600	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA	1,715,600
1,340	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	1,409,492
3,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	3,349,470
1,530	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Series 2017B, 5.000%, 7/01/37	7/27 at 100.00	A+	1,749,280
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2013A, 5.000%, 10/01/43	10/23 at 100.00	AA+	3,332,130
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA+	2,305,400
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009, Tender Option Bond Trust 2015-XF0073:
730	14.199%, 9/01/32, 144A (IF)	9/19 at 100.00	AA	847,253
1,150	14.220%, 9/01/35, 144A (IF)	9/19 at 100.00	AA	1,331,551
1,325	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	1,439,414
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	1,050,820
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A–	3,253,230
20,375	Total Education and Civic Organizations			22,485,600
	Health Care – 16.0% (10.4% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
205	5.250%, 12/01/22 (4), (5)	8/18 at 100.00	N/R	—
745	5.375%, 12/01/28 (4), (5)	6/18 at 100.00	N/R	—
715	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	760,267
2,000	Development Authority of Fulton County Revenue Bonds, Georgia, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA–	2,219,780
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc. Project, Series 2017A:
1,780	5.000%, 4/01/36	4/27 at 100.00	A	2,005,597
1,000	5.000%, 4/01/37	4/27 at 100.00	A	1,124,300
1,485	5.000%, 4/01/47	4/27 at 100.00	A	1,649,226
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
235	5.000%, 2/15/33	2/20 at 100.00	AA–	245,293
235	5.125%, 2/15/40	2/20 at 100.00	AA–	244,901
930	5.250%, 2/15/45	2/20 at 100.00	AA–	971,255

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B:
$3,000	5.500%, 2/15/42	2/27 at 100.00	AA–	$3,577,860
5,500	5.250%, 2/15/45	2/27 at 100.00	AA–	6,390,614
1,620	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	11/22 at 100.00	AA–	1,793,761
1,470	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/21 – AGM Insured	8/20 at 100.00	AA	1,562,345
20,920	Total Health Care			22,545,199
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
1,205	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 4.500%, 11/01/35	11/23 at 100.00	BBB+	1,215,893
	Tax Obligation/General – 39.7% (25.7% of Total Investments)
4,000	Bryan County School District, Georgia, General Obligation Bonds, Series 2018., 5.000%, 8/01/42	8/26 at 100.00	AA+	4,590,560
3,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc. Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	3,357,540
530	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	8/18 at 100.00	AA+	531,182
1,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/27	No Opt. Call	AA+	1,203,880
1,725	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Performing Arts Center, Refunding Series 2013, 5.000%, 1/01/21	No Opt. Call	AAA	1,862,810
2,000	DeKalb County, Georgia, General Obligation Bonds, Special Transportation, Parks and Greenspace and Libraries Tax District Series 2016, 5.000%, 12/01/27	12/26 at 100.00	Aa3	2,375,360
	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017:
1,000	5.000%, 2/01/29 – AGM Insured	2/27 at 100.00	AA	1,163,070
650	5.000%, 2/01/35 – AGM Insured	2/27 at 100.00	AA	743,659
1,135	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2012B, 5.000%, 7/01/23	7/22 at 100.00	Aa2	1,255,401
2,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2016, 5.000%, 7/01/35	7/26 at 100.00	Aa2	2,275,700
3,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 4/01/44	4/25 at 100.00	AAA	3,395,370
3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	3,473,520
10	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	10,236
2,500	Georgia State, General Obligation Bonds, Refunding Series 2016E, 5.000%, 12/01/27	12/26 at 100.00	AAA	3,007,300
3,550	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/28	2/25 at 100.00	AAA	4,143,276
3,500	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2013, 5.000%, 2/01/36	2/23 at 100.00	AAA	3,898,685
1,500	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	2/24 at 100.00	Aa3	1,649,265
2,000	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/27	8/26 at 100.00	AA+	2,389,680
	Lamar County School District, Georgia, General Obligation Bonds, Series 2017:
1,205	5.000%, 3/01/32	9/27 at 100.00	Aa1	1,423,804
345	5.000%, 3/01/33	9/27 at 100.00	Aa1	405,799

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
$302	5.500%, 7/15/23	7/21 at 100.00	N/R	$305,190
601	5.500%, 7/15/30	7/21 at 100.00	N/R	605,898
659	5.500%, 1/15/36	7/21 at 100.00	N/R	665,153
500	Paulding County, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/31	2/28 at 100.00	Aa1	600,945
3,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47	5/26 at 100.00	Aaa	3,444,570
2,260	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,434,608
	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016:
1,000	5.000%, 8/01/30	2/26 at 100.00	Aa1	1,162,640
1,035	5.000%, 8/01/31	2/26 at 100.00	Aa1	1,200,217
2,000	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	A1	2,174,560
49,007	Total Tax Obligation/General			55,749,878
	Tax Obligation/Limited – 19.3% (12.5% of Total Investments)
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
1,180	5.000%, 12/01/34	12/27 at 100.00	AA+	1,386,465
1,260	5.000%, 12/01/36	12/27 at 100.00	AA+	1,472,474
3,250	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	3,733,048
	Atlanta Urban Redevelopment Agency, Georgia, Revenue Bonds, Downtown Parking Deck Project, Series 2017:
1,220	5.000%, 12/01/28	12/27 at 100.00	Aa1	1,476,298
1,230	5.000%, 12/01/29	12/27 at 100.00	Aa1	1,481,474
575	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017., 5.000%, 12/01/24	No Opt. Call	A3	656,207
	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D:
1,200	5.000%, 1/01/30	1/27 at 100.00	A2	1,380,252
1,525	5.000%, 1/01/31	1/27 at 100.00	A2	1,750,334
725	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/41	7/23 at 100.00	A–	790,990
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993:
90	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa2	91,077
5,745	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa2	6,376,834
405	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	460,542
3,020	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	3,192,291
700	Georgia State Road and Tollway Authority, Federal Highway Grant Anticipation Revenue Bonds, Series 20017A-1, 5.000%, 6/01/29	6/27 at 100.00	AA	830,228
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	1,151,750
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	12/22 at 100.00	Aa2	892,272
23,935	Total Tax Obligation/Limited			27,122,536
	Transportation – 11.5% (7.4% of Total Investments)
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2011B, 5.000%, 1/01/30 (Alternative Minimum Tax)	1/21 at 100.00	AA–	2,132,160
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	AA–	2,190,760

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$2,810	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	AA–	$3,018,867
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,575	5.000%, 1/01/32	1/24 at 100.00	AA–	2,920,926
3,750	5.000%, 1/01/34	1/24 at 100.00	AA–	4,245,413
1,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	Baa3	1,678,860
14,635	Total Transportation			16,186,986
	U.S. Guaranteed – 17.0% (11.0% of Total Investments) (6)
1,760	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35 (Pre-refunded 6/15/19)	6/19 at 100.00	Aa2	1,824,627
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	1,549,185
250	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2	258,375
2,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A, 5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	2,207,440
5,100	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA	5,128,406
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	Aa1	663,330
625	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)	5/22 at 100.00	AA+	696,388
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
765	5.000%, 2/15/33 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	804,007
765	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	805,599
3,015	5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R	3,181,247
125	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28 (Pre-refunded 6/15/18)	6/18 at 100.00	AA	125,174
	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009:
905	5.375%, 5/01/32 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA	934,838
1,165	5.500%, 5/01/38 (Pre-refunded 5/01/19) – AGC Insured	5/19 at 100.00	AA	1,204,715
1,000	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,019,540
445	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa2	446,357
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
425	5.000%, 8/01/32 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	440,559
975	5.000%, 8/01/35 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	1,010,695
570	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R	595,758
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1	1,022,390
22,990	Total U.S. Guaranteed			23,918,630

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 18.2% (11.7% of Total Investments)
$2,500	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C., 4.125%, 11/01/45	2/28 at 100.00	A–	$2,530,725
2,000	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017., 5.000%, 3/01/29	3/27 at 100.00	A	2,350,860
1,750	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/33	3/27 at 100.00	A	2,030,438
3,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	3,272,070
1,005	Georgia Municipal Electric Authority, Project One Revenue Bonds, Subordinated Series 2007A-2, 5.000%, 1/01/25	8/18 at 100.00	A	1,007,693
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
1,055	5.000%, 3/15/20	No Opt. Call	A	1,106,832
1,300	5.000%, 3/15/21	No Opt. Call	A	1,394,341
1,500	5.000%, 3/15/22	No Opt. Call	A	1,637,250
2,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	A+	2,192,860
2,000	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory put 9/01/23)	6/23 at 100.00	A1	2,149,520
1,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A	934,050
	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A:
2,000	5.000%, 1/01/28	7/26 at 100.00	A	2,288,000
2,260	5.000%, 1/01/30 – BAM Insured	7/26 at 100.00	AA	2,595,926
23,870	Total Utilities			25,490,565
	Water and Sewer – 15.9% (10.3% of Total Investments)
260	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.750%, 11/01/30 – AGM Insured	No Opt. Call	AA	341,203
5	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	5,026
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31	5/24 at 100.00	AA+	567,075
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	AA+	575,240
	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B:
6,000	5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	7,202,998
300	5.000%, 10/01/35 – AGM Insured	10/26 at 100.00	AA	348,213
5,350	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	5,843,269
1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	1,110,170
825	Milledgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	879,962
	Oconee County, Georgia, Water and Sewer Revenue Bonds, Series 2017A:
155	5.000%, 9/01/35	9/27 at 100.00	AA	181,902
535	5.000%, 9/01/37	9/27 at 100.00	AA	625,485
2,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/30	1/24 at 100.00	AA	2,245,360
2,315	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Oconee-Hard Creek Reservoir Project, Series 2016, 4.000%, 2/01/38	2/26 at 100.00	Aa2	2,431,792
19,745	Total Water and Sewer			22,357,695
$196,682	Total Long-Term Investments (cost $211,659,217)			217,072,982

NKG	Nuveen Georgia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Health Care – 0.1% (0.1% of Total Investments)
$245	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 2016, 6.500%, 4/30/17 (4), (5)	No Opt. Call	N/R	$131,853
$245	Total Short-Term Investments (cost $244,468)			131,853
	Total Investments (cost $211,903,685) – 154.6%			217,204,835
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (58.4)% (7)			(81,991,587)
	Other Assets Less Liabilities – 3.8%			5,271,384
	Net Assets Applicable to Common Shares – 100%			$140,484,632

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 37.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NMY	Nuveen Maryland Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 159.4% (99.6% of Total Investments)
	MUNICIPAL BONDS – 159.4% (99.6% of Total Investments)
	Consumer Discretionary – 3.0% (1.8% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$2,800	5.000%, 9/01/39	9/27 at 100.00	BBB–	$3,112,676
3,350	5.000%, 9/01/42	9/27 at 100.00	BBB–	3,688,082
1,685	5.000%, 9/01/46	9/27 at 100.00	BBB–	1,849,507
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	8/18 at 100.00	N/R	1,270,000
9,835	Total Consumer Discretionary			9,920,265
	Consumer Staples – 6.6% (4.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,695	5.875%, 6/01/30	7/18 at 100.00	B–	1,694,949
595	5.875%, 6/01/47	7/18 at 100.00	B–	594,988
210	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	217,018
13,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	7/18 at 100.00	N/R	2,138,890
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
1,970	5.250%, 6/01/32	7/18 at 100.00	N/R	1,970,079
2,915	5.625%, 6/01/47	7/18 at 100.00	N/R	2,914,854
1,900	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	2,104,022
100	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	7/18 at 100.00	B3	100,001
3,270	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/18 at 100.00	Ba1	3,261,825
2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	7/18 at 100.00	BB+	2,005,040
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.000%, 6/01/37
1,525	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B., 5.000%, 6/01/46	6/28 at 100.00	BBB	1,640,473
530	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/18 at 100.00	A3	531,028
2,850	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	2,933,163
32,560	Total Consumer Staples			22,106,330
	Education and Civic Organizations – 12.4% (7.8% of Total Investments)
4,750	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University Inc., Series 2017A., 5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	5,049,488
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	760,312
2,300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A–	2,600,564
265	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	269,121

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A., 5.250%, 7/01/38	7/18 at 100.00	AA	$280,742
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2012A:
1,145	5.000%, 7/01/30	7/22 at 100.00	AA+	1,273,538
1,050	5.000%, 7/01/37	7/22 at 100.00	AA+	1,162,676
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	558,715
4,375	4.250%, 7/01/41	7/23 at 100.00	AA+	4,651,762
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39	10/22 at 100.00	A	1,362,300
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014:
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,399,888
1,000	4.000%, 10/01/45	10/24 at 100.00	A	1,029,260
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	6/22 at 100.00	Baa1	1,623,225
3,000	5.000%, 6/01/47	6/22 at 100.00	Baa1	3,222,960
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	196,011
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,527,300
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	588,420
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,104,510
745	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	753,210
625	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/29	7/22 at 100.00	A+	684,406
6,000	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	6,246,360
3,870	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Refunding Series 2017B, 5.000%, 4/01/20	No Opt. Call	AA+	4,094,150
38,805	Total Education and Civic Organizations			41,438,918
	Energy – 0.7% (0.5% of Total Investments)
2,310	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB–	2,412,356
	Health Care – 38.0% (23.7% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB+	1,000,930
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB+	2,519,869
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB+	1,870,657
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	275,868
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	5,291,348
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A:
1,350	6.250%, 1/01/31	1/22 at 100.00	Baa3	1,514,200
375	6.125%, 1/01/36	1/22 at 100.00	Baa3	415,376

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	$3,683,655
1,355	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System Issue, Series 2012, 5.000%, 7/01/24	7/22 at 100.00	A	1,504,877
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Health System Issue, Refunding Series 2013, 5.000%, 7/01/38	7/23 at 100.00	A	2,185,980
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,044,320
1,775	5.000%, 7/01/37	7/22 at 100.00	A1	1,917,958
4,335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	Baa1	4,435,875
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40	5/25 at 100.00	AA–	2,570,250
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A:
500	5.000%, 5/15/25	5/21 at 100.00	AA–	544,365
500	5.000%, 5/15/26	5/21 at 100.00	AA–	544,820
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	3,358,860
1,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/34	7/27 at 100.00	A+	1,233,638
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,500	4.000%, 7/01/35	7/25 at 100.00	A+	1,559,970
1,125	5.000%, 7/01/40	7/25 at 100.00	A+	1,253,779
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	3,067,969
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/38	2/25 at 100.00	A	2,775,600
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
5,000	5.000%, 5/15/42	5/27 at 100.00	A	5,620,800
1,000	5.000%, 5/15/45	5/27 at 100.00	A	1,121,700
2,850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	3,048,958
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	99,023
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB	1,591,114
585	4.000%, 7/01/42	7/26 at 100.00	BBB	587,796
7,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	8,132,025
4,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA–	4,876,507
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
11,500	5.000%, 7/01/43	7/22 at 100.00	A	12,412,410
4,665	4.000%, 7/01/43	7/22 at 100.00	A	4,715,615
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35	7/25 at 100.00	A	1,122,550
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	6,195,805
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Taxable Series 2017D., 4.000%, 7/01/48	1/28 at 100.00	A	2,030,200

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/34	7/24 at 100.00	BBB	$13,448,907
8,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA–	8,768,640
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
2,000	5.000%, 12/01/44	6/25 at 100.00	AA–	2,238,540
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	6,199,680
117,055	Total Health Care			126,780,434
	Housing/Multifamily – 7.9% (4.9% of Total Investments)
1,960	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,062,528
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,542,675
2,550	5.000%, 6/01/44	6/24 at 100.00	A+	2,746,554
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	1,909,960
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013:
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,302,430
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,152,640
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BBB	1,220,989
470	5.000%, 7/01/37	7/21 at 100.00	BBB	498,825
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013:
500	5.000%, 6/01/27	6/23 at 100.00	Baa3	535,495
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	525,885
1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/33	7/22 at 100.00	BBB–	1,583,550
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39	7/25 at 100.00	BBB–	535,041
1,215	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	8/18 at 100.00	AA	1,215,036
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,008,604
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	275,906
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,733,547
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	885,963
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.875%, 7/01/39	7/24 at 100.00	Aaa	1,534,635
24,450	Total Housing/Multifamily			26,270,263
	Housing/Single Family – 5.1% (3.2% of Total Investments)
680	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C., 3.550%, 7/01/42	1/27 at 100.00	AA+	674,540
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,012,840
2,385	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	2,414,312

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$2,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014A, 4.300%, 9/01/32	9/23 at 100.00	Aa2	$2,488,358
	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C:
3,000	3.400%, 3/01/31	3/24 at 100.00	Aa2	3,043,740
1,165	3.750%, 3/01/39	3/24 at 100.00	Aa2	1,189,721
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,025,310
1,500	Maryland Community Development Administration Department of Housing and Community Development,Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,538,175
1,500	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2017A, 3.650%, 7/01/37	7/26 at 100.00	Aa2	1,522,020
16,595	Total Housing/Single Family			16,909,016
	Industrials – 1.8% (1.1% of Total Investments)
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A .:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,141,860
1,000	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,139,130
3,260	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,678,095
5,260	Total Industrials			5,959,085
	Long-Term Care – 6.5% (4.1% of Total Investments)
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
2,220	5.000%, 1/01/37	1/26 at 100.00	N/R	2,463,223
1,000	3.625%, 1/01/37	1/26 at 100.00	N/R	1,001,620
2,050	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	2,174,496
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	N/R	1,326,056
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/36	4/27 at 100.00	N/R	1,779,187
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	N/R	2,382,401
4,090	5.000%, 1/01/45	7/26 at 100.00	N/R	4,563,908
2,480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/18 at 100.00	A–	2,482,579
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care Community Inc., Series 2017, 5.250%, 4/01/37	4/27 at 100.00	N/R	1,125,737
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Refunding Series 2017, 5.000%, 11/01/35	11/24 at 103.00	N/R	1,093,630
1,000	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/37	11/24 at 103.00	N/R	1,091,220
200	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	N/R	217,046
20,215	Total Long-Term Care			21,701,103

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 18.1% (11.3% of Total Investments)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2017A:
$1,000	5.000%, 10/15/32	10/27 at 100.00	AA	$1,190,060
1,000	5.000%, 10/15/33	10/27 at 100.00	AA	1,185,510
1,535	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Refunding Series 2014A., 5.000%, 2/15/23	2/22 at 100.00	AAA	1,701,179
5,240	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured	No Opt. Call	AA	3,553,506
4,060	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/19	No Opt. Call	AAA	4,246,760
3,645	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2017A, 5.000%, 3/15/23	No Opt. Call	AAA	4,146,406
6,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2014C-2, 5.000%, 8/01/21	No Opt. Call	AAA	6,575,160
4,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	4,383,440
1,715	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,738,890
1,000	Montgomery County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2015A, 5.000%, 7/01/18	No Opt. Call	AAA	1,002,670
4,930	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured	No Opt. Call	AA	1,939,117
	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014A:
3,000	4.000%, 9/01/30	9/24 at 100.00	AAA	3,213,630
3,000	4.000%, 9/01/31	9/24 at 100.00	AAA	3,199,440
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/40 – AGM Insured	No Opt. Call	AA	6,298,645
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
5,000	5.000%, 6/01/27	6/26 at 100.00	AAA	5,944,250
3,400	5.000%, 6/01/35	6/26 at 100.00	AAA	3,948,148
3,500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2017., 5.000%, 6/15/25	No Opt. Call	AAA	4,127,620
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/50	8/25 at 35.55	Aaa	1,872,640
74,010	Total Tax Obligation/General			60,267,071
	Tax Obligation/Limited – 27.0% (16.9% of Total Investments)
990	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	1,010,849
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	A+	1,328,856
60	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/18 at 100.00	Baa2	60,122
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	580,997
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	466,404
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	1,326,578
240	5.000%, 9/01/38	9/27 at 100.00	N/R	258,185

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
$1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	$1,967,029
250	5.125%, 6/01/43	6/26 at 100.00	N/R	260,560
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
56	5.600%, 7/01/20 – RAAI Insured	8/18 at 100.00	AA	56,165
450	5.700%, 7/01/29 – RAAI Insured	8/18 at 100.00	AA	451,359
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
5,350	5.000%, 7/01/30	7/20 at 100.00	A–	5,677,901
2,355	5.000%, 7/01/40	7/20 at 100.00	A–	2,475,246
2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	A	2,127,660
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
500	5.000%, 1/01/31	1/22 at 100.00	A	521,905
1,000	5.250%, 1/01/36	1/22 at 100.00	A	1,050,060
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BBB+	1,097,330
1,000	5.000%, 12/01/30	12/26 at 100.00	BBB+	1,087,910
2,275	5.000%, 12/01/32	12/26 at 100.00	BBB+	2,454,429
1,000	5.000%, 12/01/33	12/26 at 100.00	BBB+	1,074,380
1,175	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,246,722
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 6.100%, 2/15/44	2/24 at 100.00	N/R	1,463,850
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,516,215
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,574,723
750	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	763,148
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	671,920
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016:
2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	2,216,163
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,694,186
355	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	364,652
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA	5,046,295
3,650	5.000%, 5/01/35	5/26 at 100.00	AA	4,165,964
5,100	5.000%, 5/01/46	5/26 at 100.00	AA	5,763,408
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/36	5/28 at 100.00	AA	2,329,420
2,000	5.000%, 5/01/36 (UB) (5)	5/28 at 100.00	AA–	2,329,420
6,250	5.000%, 5/01/47 (UB) (5)	5/28 at 100.00	AA–	7,221,625
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/32	No Opt. Call	A–	1,056,600
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	320,186
6,197	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	8/18 at 100.00	N/R	6,218,999
2,292	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	1/19 at 100.00	N/R	2,320,100
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	1,172,215

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/18 at 100.00	AA	$2,146,368
2,830	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	752,893
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	799,027
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	2,609,902
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,585,950
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/27 – FGIC Insured	8/18 at 100.00	Baa2	2,004,940
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	2,378,118
1,035	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	1,073,160
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,120,920
87,690	Total Tax Obligation/Limited			90,261,014
	Transportation – 8.2% (5.1% of Total Investments)
85	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A, 5.250%, 7/01/21 – FGIC Insured	No Opt. Call	A1	88,358
520	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	596,523
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
2,000	5.000%, 9/30/28 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,289,400
1,270	5.000%, 9/30/31 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,433,830
5,825	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	6,389,093
2,200	5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	2,404,798
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	7/18 at 100.00	N/R	1,303,562
1,000	5.000%, 7/01/34 – AMBAC Insured	7/18 at 100.00	N/R	1,002,710
425	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	8/18 at 100.00	N/R	425,816
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
175	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	185,194
680	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	717,720
3,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	3,256,230
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/18 at 100.00	Baa1	20,930
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/18 at 100.00	Baa1	73,253
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33	7/27 at 100.00	AA–	1,176,960

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
$1,500	5.000%, 7/01/30	7/27 at 100.00	AA–	$1,781,325
1,500	5.000%, 7/01/31	7/27 at 100.00	AA–	1,776,000
2,000	5.000%, 7/01/36	7/27 at 100.00	AA–	2,332,960
24,570	Total Transportation			27,254,662
	U.S. Guaranteed – 15.0% (9.4% of Total Investments) (6)
	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A:
1,000	5.000%, 10/15/29 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,100,190
1,200	5.000%, 10/15/30 (Pre-refunded 10/15/21)	10/21 at 100.00	AA	1,320,228
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA	2,254,260
3,120	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	3,578,359
1,565	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Refunding Series 2014A., 5.000%, 2/15/23 (Pre-refunded 2/15/22)	2/22 at 100.00	N/R	1,729,701
5,895	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	6,349,740
2,445	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa3	2,635,588
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	1,578,180
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A	2,585,300
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010:
1,695	6.125%, 1/01/30 (Pre-refunded 1/01/21)	1/21 at 100.00	A	1,865,551
5,070	6.250%, 1/01/45 (Pre-refunded 1/01/21)	1/21 at 100.00	A	5,595,962
3,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,479,318
4,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA–	4,722,117
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2008A., 5.250%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA	250,715
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,115,530
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 5.750%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	554,060
4,155	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	4,302,295
2,110	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2009B, 5.000%, 8/15/21 (Pre-refunded 8/15/19)	8/19 at 100.00	AAA	2,192,374
1,100	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,210,044
1,610	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	Baa2	1,673,998
46,215	Total U.S. Guaranteed			50,093,510

NMY	Nuveen Maryland Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.6% (1.0% of Total Investments)
$2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (4)	No Opt. Call	N/R	$1,920,000
1,300	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,419,561
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	AA	655,122
575	5.000%, 10/01/44	10/24 at 100.00	AA	626,463
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	8/18 at 100.00	CCC	609,550
5,205	Total Utilities			5,230,696
	Water and Sewer – 7.5% (4.7% of Total Investments)
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B, 5.000%, 7/01/38	1/24 at 100.00	AA	2,770,606
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	2,161,260
	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2017A:
6,000	5.000%, 7/01/41 (UB)	1/27 at 100.00	AA–	6,871,980
2,000	5.000%, 7/01/46 (UB)	1/27 at 100.00	AA–	2,274,480
2,000	5.000%, 7/01/46	1/27 at 100.00	AA–	2,274,480
640	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	678,067
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A, 5.000%, 7/01/44	1/25 at 100.00	AA–	2,820,150
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,371,617
2,030	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	2,209,350
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	A–	268,843
1,240	5.000%, 1/01/46	7/26 at 100.00	A–	1,315,144
22,435	Total Water and Sewer			25,015,977
$527,210	Total Long-Term Investments (cost $513,755,474)			531,620,700

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.7% (0.4% of Total Investments)
	Tax Obligation/General – 0.7% (0.4% of Total Investments)
$2,400	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Multi-Modal Bond Anticipation Notes, Series 2013A, 1.050%, 6/01/23 (7)	7/18 at 100.00	AAA	$2,400,000
$2,400	Total Short-Term Investments (cost $2,400,000)			2,400,000
	Total Investments (cost $516,155,474) – 160.1%			534,020,700
	Floating Rate Obligations – (3.8)%			(12,600,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (59.1)% (8)			(196,986,649)
	Other Assets Less Liabilities – 2.8%			9,108,080
	Net Assets Applicable to Common Shares – 100%			$333,542,131

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 36.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NMS	Nuveen Minnesota Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.0% (100.0% of Total Investments)
	Consumer Staples – 0.9% (0.5% of Total Investments)
$700	Moorhead, Minnesota, Recovery Zone Facility Revenue Bonds, American Crystal Sugar Company Project, Series 2010, 5.650%, 6/01/27	6/20 at 100.00	BBB+	$736,435
	Education and Civic Organizations – 24.7% (15.3% of Total Investments)
50	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	N/R	51,165
830	City of Woodbury, Minnesota, Charter School Lease Revenue Bonds, Math and Science Academy Building Company, Series 2012A, 5.000%, 12/01/43	12/20 at 102.00	BBB–	866,802
250	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.250%, 7/01/40	7/25 at 100.00	BB+	264,660
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.600%, 11/01/30	11/18 at 102.00	BB+	1,027,730
570	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	608,652
100	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	94,022
2,200	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BB+	2,271,984
1,575	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	N/R	1,473,633
1,425	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	BB+	1,510,358
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2017:
250	5.000%, 5/01/37	5/27 at 100.00	BBB–	275,863
1,500	5.000%, 5/01/47	5/27 at 100.00	BBB–	1,639,650
1,460	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017, 4.000%, 3/01/41	3/27 at 100.00	Aa2	1,533,599
305	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 4.000%, 3/01/43	3/26 at 100.00	Baa1	309,249
600	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College, Series 2012-7S, 3.250%, 5/01/36	5/21 at 100.00	Aa3	601,146
705	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	BB+	712,099
450	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Series 2004A, 5.500%, 12/01/33	12/21 at 100.00	BBB–	472,091
305	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22, 144A	No Opt. Call	BB+	322,626
500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.250%, 9/01/32	9/20 at 101.00	BB+	499,460
1,100	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2011A, 6.375%, 9/01/31	9/21 at 100.00	BBB–	1,213,806
	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
360	5.300%, 7/01/45	7/25 at 100.00	BB	371,765
510	5.375%, 7/01/50	7/25 at 100.00	BB	526,468

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,680	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	$1,709,282
390	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Saint Paul Conservatory for Performing Artists Charter School Project, Series 2013A, 4.625%, 3/01/43	3/23 at 100.00	BB+	373,074
1,000	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	N/R	915,030
800	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2013A, 5.000%, 12/01/33	12/22 at 100.00	BBB–	838,960
500	University of Minnesota, General Obligation Bonds, Series 2014B, 4.000%, 1/01/34	1/24 at 100.00	Aa1	527,850
20,415	Total Education and Civic Organizations			21,011,024
	Health Care – 28.4% (17.6% of Total Investments)
250	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016, 4.000%, 3/01/32	3/26 at 100.00	N/R	253,985
180	City of Plato, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2017, 5.000%, 4/01/41	4/27 at 100.00	BBB	196,481
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	8/18 at 100.00	N/R	1,000,390
	Glencoe, Minnesota, Health Care Facilities Revenue Bonds, Glencoe Regional Health Services Project, Series 2013:
400	4.000%, 4/01/27	4/22 at 100.00	BBB	410,984
230	4.000%, 4/01/31	4/22 at 100.00	BBB	235,235
500	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/35	9/25 at 100.00	Baa1	511,345
	Maple Grove, Minnesota, Health Care Facility Revenue Bonds, North Memorial Health Care, Series 2017:
200	5.000%, 5/01/31	5/27 at 100.00	Baa1	229,376
165	5.000%, 5/01/32	5/27 at 100.00	Baa1	188,409
300	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA	306,588
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2015A:
265	4.000%, 11/15/40	11/25 at 100.00	A+	274,495
1,000	5.000%, 11/15/44	11/25 at 100.00	A+	1,120,530
3,750	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008E, 5.000%, 2/15/37 – AGC Insured	8/18 at 100.00	AA	3,757,837
710	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Refunding Series 2013A, 4.400%, 12/01/33	12/20 at 100.00	N/R	707,629
	Northern Itasca Hospital District, Minnesota, Health Facilities Gross Revenue Bonds, Series 2013C:
240	4.500%, 12/01/25	12/20 at 100.00	N/R	244,301
190	4.750%, 12/01/27	12/20 at 100.00	N/R	194,070
160	5.000%, 12/01/28	12/20 at 100.00	N/R	163,568
310	5.400%, 12/01/33	12/20 at 100.00	N/R	317,976
30	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30	5/20 at 100.00	AA–	31,746
635	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2016A, 4.000%, 5/01/37	5/26 at 100.00	AA–	666,604
4,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A+	4,139,519
800	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29	11/19 at 100.00	AA–	844,440

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Fairview Health Services, Series 2017A:
$245	4.000%, 11/15/36	11/27 at 100.00	A+	$255,983
240	4.000%, 11/15/37	11/27 at 100.00	A+	250,562
3,200	4.000%, 11/15/43	11/27 at 100.00	A+	3,322,495
1,795	5.000%, 11/15/47	11/27 at 100.00	A+	2,036,230
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	8/18 at 100.00	N/R	1,001,620
	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Refunding Series 2014:
765	4.000%, 9/01/31	9/24 at 100.00	A	797,589
630	5.000%, 9/01/34	9/24 at 100.00	A	691,425
23,190	Total Health Care			24,151,412
	Housing/Multifamily – 4.6% (2.9% of Total Investments)
1,700	Coon Rapids, Minnesota, Multifamily Housing Revenue Bonds, Tralee Terrace Apartments Project, Series 2010, 4.500%, 6/01/26	6/20 at 100.00	Aaa	1,754,604
	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2011:
355	5.050%, 8/01/31	8/21 at 100.00	AA+	375,881
1,700	5.450%, 8/01/41	8/21 at 100.00	AA+	1,801,354
3,755	Total Housing/Multifamily			3,931,839
	Housing/Single Family – 1.6% (1.0% of Total Investments)
39	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006A-4, 5.000%, 11/01/38 (Alternative Minimum Tax)	7/18 at 100.00	AA+	39,164
150	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2011D, 4.700%, 1/01/31	7/21 at 100.00	Aaa	155,849
455	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2009E, 5.100%, 1/01/40	7/19 at 100.00	AA+	461,734
55	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2013C, 3.900%, 7/01/43	1/23 at 100.00	AA+	55,596
50	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 3.500%, 1/01/32	7/24 at 100.00	AA+	51,071
175	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2015F, 3.300%, 7/01/29	7/25 at 100.00	AA+	177,427
440	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 3.200%, 7/01/30 (Alternative Minimum Tax)	1/27 at 100.00	AA+	431,763
1,364	Total Housing/Single Family			1,372,604
	Industrials – 2.5% (1.5% of Total Investments)
	Minneapolis, Minnesota, Limited Tax Supported Development Revenue Bonds, Common Bond Fund Series 2013-1:
1,400	4.500%, 6/01/33	6/21 at 100.00	A+	1,469,076
600	4.750%, 6/01/39	6/21 at 100.00	A+	633,000
2,000	Total Industrials			2,102,076
	Long-Term Care – 14.9% (9.3% of Total Investments)
805	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014, 5.125%, 11/01/49	11/24 at 100.00	N/R	832,708
380	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 4.000%, 11/01/39	11/24 at 100.00	Baa1	382,124
500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Foundation Project, Series 2011, 5.000%, 11/01/41	11/19 at 100.00	Baa1	515,705
875	Cold Spring, Minnesota, Health Care Facilities Revenue Bonds, Assumption Home, Inc., Refunding Series 2013, 5.200%, 3/01/43	3/20 at 100.00	N/R	878,824

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
$175	5.250%, 1/01/40	1/23 at 100.00	N/R	$181,685
850	5.250%, 1/01/46	1/23 at 100.00	N/R	880,685
500	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	505,575
1,350	Minneapolis, Minnesota, Revenue Bonds, Walker Minneapolis Campus Project, Refunding Series 2012, 4.750%, 11/15/28	11/22 at 100.00	N/R	1,354,793
750	Minneapolis, Minnesota, Senior Housing and Healthcare Revenue Bonds, Ecumen ? Abiitan Mill City Project, Series 2015, 5.250%, 11/01/45	5/23 at 100.00	N/R	776,160
500	Rochester, Minnesota, Health Care and Housing Revenue Bonds, Samaritan Bethany, Inc. Project, Refunding Series 2017A, 5.000%, 8/01/48	8/25 at 100.00	N/R	516,670
1,300	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Mount Olivet Careview Home Project, Series 2016B, 4.900%, 6/01/49	6/26 at 100.00	N/R	1,358,097
500	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013, 5.125%, 5/01/48	5/23 at 100.00	N/R	502,885
1,143	Saint Paul Housing and Redevelopment Authority, Minnesota, Nursing Home Revenue Bonds, Episcopal Homes of Minnesota, Series 2006, 5.630%, 10/01/33	10/18 at 100.00	N/R	1,144,524
900	Saint Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Rossy & Richard Shaller Family Sholom East Campus, Series 2007A, 5.250%, 10/01/42	7/18 at 100.00	N/R	899,982
100	Saint Paul Housing and Redevelopment Authority, Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Refunding Series 2012A, 5.150%, 11/01/42	11/20 at 100.00	N/R	100,534
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
500	4.125%, 9/01/34	9/24 at 100.00	N/R	521,930
350	4.125%, 9/01/35	9/24 at 100.00	N/R	364,949
585	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	599,216
330	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	343,665
12,393	Total Long-Term Care			12,660,711
	Materials – 3.0% (1.9% of Total Investments)
2,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (Alternative Minimum Tax)	10/22 at 100.00	BBB–	2,524,761
	Tax Obligation/General – 25.6% (15.9% of Total Investments)
1,000	Bloomington Independent School District 271, Hennepin County, Minnesota, General Obligation Bonds, Facilities Maintenance, Series 2017A, 4.000%, 2/01/40	2/27 at 100.00	AA+	1,060,050
1,020	Brooklyn Center Independent School District 286, Minnesota, General Obligation Bonds, Series 2018A., 4.000%, 2/01/43	2/27 at 100.00	Aa2	1,057,006
	Buffalo, Minnesota, Water and Sewer Revenue Bonds, Series 2009B:
1,800	0.000%, 10/01/21	4/19 at 89.45	AA+	1,588,806
1,800	0.000%, 10/01/22	4/19 at 85.14	AA+	1,511,622
1,800	0.000%, 10/01/23	4/19 at 80.85	AA+	1,434,528
300	Circle Pines Independent School District 12, Centennial, Minnesota, General Obligation Bonds, School Building Series 2015A, 0.000%, 2/01/35	2/25 at 67.23	AA+	159,252
1,000	Cloquet Independent School District 94, Carlton and Saint Louis Counties, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/36	2/25 at 100.00	Aa2	1,037,860
490	Delano Independent School District 879, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 3.000%, 2/01/35	2/26 at 100.00	Aa2	471,875

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Hermantown Independent School District 700, Minnesota, General Obligation Bonds, School Building Series 2015A:
$940	0.000%, 2/01/37	No Opt. Call	Aa2	$433,613
1,075	0.000%, 2/01/38	No Opt. Call	Aa2	471,689
1,500	Independent School District 2310(Sibley East), Minnesota, General Obligation School Building Bonds, Series 2015A, 4.000%, 2/01/40	2/25 at 100.00	Aa2	1,553,175
2,000	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds, School Building Series 2018A., 4.000%, 2/01/41	2/27 at 100.00	AA+	2,103,080
1,500	Mankato Independent School District 77, Minnesota, General Obligation Bonds, School Building Series 2014A, 4.000%, 2/01/30	2/24 at 100.00	AA+	1,595,970
1,000	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2017B, 4.000%, 2/01/38	2/28 at 100.00	AA+	1,073,730
250	Deer River, Minnesota, General Obligation Bonds, Series 2018B, 4.000%, 2/01/48 (WI/DD, Settling 6/07/18)	2/26 at 100.00	AA+	256,963
1,000	Richfield Independent School District 280, Hennepin County, Minnesota, General Obligation Bonds, School Buildings Series 2018A., 4.000%, 2/01/40	2/27 at 100.00	AA+	1,052,310
1,000	Roseville Independent School District 623, Ramsey County, Minnesota, General Obligation Bonds, School Building Refunding Series 2018A., 4.000%, 2/01/35	2/27 at 100.00	Aa2	1,059,270
350	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Series 2015A, 3.125%, 2/01/34	2/25 at 100.00	Aa2	342,549
1,000	Saint James Independent School District 840, Minnesota, General Obligation Bonds, School Building Series 2015B, 4.000%, 2/01/45	2/26 at 100.00	AA+	1,052,530
1,000	Sartell Independent School District 748, Stearns County, Minnesota, General Obligation Bonds, School Building Capital Appreciation Series 2016B, 0.000%, 2/01/39	2/25 at 62.98	Aa2	467,950
1,970	Wayzata Independent School District 284, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2014A, 3.500%, 2/01/31	2/23 at 100.00	AAA	2,003,017
23,795	Total Tax Obligation/General			21,786,845
	Tax Obligation/Limited – 12.8% (8.0% of Total Investments)
1,000	Anoka-Hennepin Independent School District 11, Minnesota, Certificates of Participation, Series 2015A, 4.000%, 2/01/41	2/23 at 100.00	A+	1,028,650
1,600	Duluth Independent School District 709, Minnesota, Certificates of Participation, Capital Appreciation Series 2012A, 0.000%, 2/01/28 – AGM Insured	2/22 at 77.70	Aa2	1,113,264
125	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 4.000%, 3/01/30	3/23 at 100.00	N/R	126,938
500	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Ivy Tower Project, Series 2015, 5.000%, 3/01/29	3/24 at 100.00	N/R	518,640
2,230	Minnesota Housing Finance Agency, Nonprofit Housing Bonds, State Appropriation Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,425,861
1,000	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015A, 3.750%, 2/01/36	2/25 at 100.00	A1	1,008,770
750	Northeast Metropolitan Intermediate School District 916, White Bear Lake, Minnesota, Certificates of Participation, Series 2015B, 4.000%, 2/01/42	2/25 at 100.00	A1	773,423
	Saint Cloud Independent School District 742, Stearns County, Minnesota, Certificates of Participation, Saint Cloud Area Public Schools, Series 2017A:
145	5.000%, 2/01/32	2/25 at 100.00	A1	164,721
500	4.000%, 2/01/38	2/25 at 100.00	A1	509,355
	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B:
455	4.875%, 4/01/30	4/23 at 100.00	N/R	459,668
895	5.250%, 4/01/43	4/23 at 100.00	N/R	899,690

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012:
$500	5.000%, 9/01/26	3/20 at 102.00	N/R	$522,560
500	5.000%, 3/01/29	3/20 at 102.00	N/R	520,395
800	Saint Paul, Minnesota, Sales Tax Revenue Bonds, Series 2014G, 3.750%, 11/01/33	11/24 at 100.00	A+	814,136
11,000	Total Tax Obligation/Limited			10,886,071
	Transportation – 2.4% (1.5% of Total Investments)
1,600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 5.000%, 1/01/46	1/27 at 100.00	AA–	1,842,944
200	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2010D, 4.000%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	A+	204,758
1,800	Total Transportation			2,047,702
	U.S. Guaranteed – 17.2% (10.7% of Total Investments) (4)
390	Anoka County, Minnesota, Charter School Lease Revenue Bonds, Spectrum Building Company, Series 2012A, 5.000%, 6/01/43 (Pre-refunded 6/01/20)	6/20 at 102.00	BBB–	421,110
2,675	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+	2,734,625
1,000	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R	1,004,310
2,000	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint Thomas, Series 2009-7A, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A2	2,082,840
470	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.125%, 5/01/30 (Pre-refunded 5/01/20)	5/20 at 100.00	Aaa	498,360
2,215	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,308,185
825	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R	865,103
800	St Paul Housing and Redevelopment Authority, Minnesota, Parking Revenue Bonds, Parking Facilities Project, Refunding Series 2010A, 5.000%, 8/01/30 (Pre-refunded 8/01/18)	8/18 at 102.00	A+	820,352
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	683,571
2,000	University of Minnesota, General Revenue Bonds, Series 2011A, 5.250%, 12/01/29 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa1	2,164,340
1,000	West St. Paul, Minnesota, Health Care Facilities Revenue Bonds, Walker Thompson Hill LLC Project, Series 2011A, 7.000%, 9/01/46 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R	1,061,480
13,955	Total U.S. Guaranteed			14,644,276
	Utilities – 21.9% (13.6% of Total Investments)
500	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A, 4.000%, 10/01/33	10/24 at 100.00	A2	520,975
965	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2016, 5.000%, 10/01/35	10/26 at 100.00	A2	1,103,149
500	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/41	1/27 at 100.00	A–	563,020
1,170	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/42	12/26 at 100.00	Aa3	1,348,051
500	Saint Paul Port Authority, Minnesota, District Energy Revenue Bonds, Series 2017-3, 4.000%, 10/01/42	10/27 at 100.00	A–	520,940
	Southern Minnesota Municipal Power Agency, Power Supply System Revenue Bonds, Series 1994A:
8,600	0.000%, 1/01/19 – NPFG Insured	No Opt. Call	A+	8,507,977
1,100	0.000%, 1/01/23 – NPFG Insured	No Opt. Call	A+	983,147
3,070	0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	2,658,221
100	0.000%, 1/01/26 – NPFG Insured	No Opt. Call	A+	80,585

NMS	Nuveen Minnesota Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A:
$1,000	4.000%, 1/01/40	1/24 at 100.00	Aa3	$1,030,220
1,200	5.000%, 1/01/46	1/24 at 100.00	Aa3	1,345,236
18,705	Total Utilities			18,661,521
	Water and Sewer – 0.5% (0.3% of Total Investments)
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	440,149
$136,137	Total Long-Term Investments (cost $132,606,757)			136,957,426
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (62.0)% (5)			(52,775,909)
	Other Assets Less Liabilities – 1.0%			885,163
	Net Assets Applicable to Common Shares – 100%			$85,066,680

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 38.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NOM	Nuveen Missouri Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.5% (100.0% of Total Investments)
	Consumer Staples – 4.0% (2.5% of Total Investments)
$1,055	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,249,225
	Education and Civic Organizations – 22.0% (14.1% of Total Investments)
300	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	318,444
250	Lincoln University, Missouri, Auxiliary System Revenue Bonds, Series 2007, 5.125%, 6/01/37 – AGC Insured	8/18 at 100.00	AA	254,070
410	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	A1	453,759
750	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	810,413
600	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	637,038
725	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	806,026
630	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	684,293
510	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 5.000%, 10/01/39	10/23 at 100.00	A–	559,572
1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2015A, 4.000%, 10/01/42	10/25 at 100.00	AA–	1,039,240
550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AA+	599,319
125	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Refunding Series 2017, 4.000%, 4/01/34	4/27 at 100.00	A2	129,609
500	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2018, 5.000%, 12/01/43	6/27 at 100.00	A2	564,835
100	Saline County Industrial Development Authority, Missouri, First Mortgage Revenue Bonds, Missouri Valley College, Series 2017, 4.500%, 10/01/40	10/23 at 100.00	N/R	100,041
6,450	Total Education and Civic Organizations			6,956,659
	Health Care – 37.8% (24.1% of Total Investments)
300	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 5.000%, 8/01/30	8/26 at 100.00	A	326,574
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36	3/27 at 100.00	BBB–	433,228
170	Clinton County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Cameron Regional Medical Center, Inc., Series 2017B, 4.400%, 12/01/34	12/25 at 100.00	N/R	168,426
250	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	BBB+	276,253
200	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2011, 5.500%, 2/15/31	2/21 at 100.00	A	213,656
315	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2015, 5.000%, 2/15/35	2/24 at 100.00	A	340,213
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	514,265

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory put 1/01/46)	7/26 at 100.00	AA	$512,135
540	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	Baa1	571,482
1,730	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,866,548
415	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2015A, 5.000%, 11/15/32	11/25 at 100.00	A2	466,485
335	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/37	2/22 at 100.00	A1	359,847
290	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2012, 4.000%, 11/15/42	11/22 at 100.00	AA–	294,483
300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 4.250%, 11/15/48	11/24 at 100.00	AA–	312,177
425	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/47	11/27 at 100.00	AA–	437,130
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	544,170
500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, SSM Health Care, Series 2014A, 5.000%, 6/01/31	6/24 at 100.00	AA–	554,180
2,000	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, Saint Luke’s Health System, Series 2010A, 5.000%, 11/15/30	11/20 at 100.00	A+	2,119,899
350	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy Hospital, Series 2017A., 4.000%, 5/15/42	5/25 at 102.00	A+	358,736
500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/46	11/25 at 100.00	N/R	517,900
720	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BB+	754,726
11,240	Total Health Care			11,942,513
	Housing/Single Family – 0.7% (0.4% of Total Investments)
215	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2017A-2, 3.800%, 11/01/37	11/26 at 100.00	AA+	220,289
	Long-Term Care – 13.0% (8.3% of Total Investments)
190	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 4.000%, 5/01/33	5/25 at 100.00	N/R	187,264
250	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Series 2013, 4.500%, 5/01/28	8/18 at 100.00	N/R	249,990
500	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.750%, 5/15/31	8/18 at 100.00	BBB–	501,265
100	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	N/R	107,530
250	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2014A, 5.250%, 8/15/39	8/24 at 100.00	BB+	263,063
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	268,883

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A:
$385	5.000%, 2/01/35	2/24 at 100.00	BBB	$412,554
500	5.000%, 2/01/44	2/24 at 100.00	BBB	531,310
250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46	2/26 at 100.00	N/R	270,105
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2012:
250	5.000%, 9/01/32	9/22 at 100.00	BBB+	265,868
425	5.000%, 9/01/42	9/22 at 100.00	BBB+	445,800
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	488,411
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	105,564
3,880	Total Long-Term Care			4,097,607
	Tax Obligation/General – 15.7% (10.0% of Total Investments)
105	Capr Giradeau County, Missouri, Reorganized School District R-02, General Obligation Refunding Bonds, Series 2018., 5.000%, 3/01/38	3/28 at 100.00	AA+	123,105
340	Clay County Reorganized School District R-II Smithville, Missouri, General Obligation Bonds, Refunding Series 2015, 4.000%, 3/01/36	3/27 at 100.00	AA+	358,989
500	Fort Zumwalt School District, Callaway County, Missouri, General Obligation Bonds, Refunding & Improvement Series 2015, 4.000%, 3/01/32	3/24 at 100.00	AA+	533,790
1,340	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,411,032
500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2013A, 5.000%, 3/01/31	3/21 at 100.00	AA–	536,620
200	Jefferson City School District, Missouri, General Obligation Bonds, Series 2018., 5.000%, 3/01/38	3/27 at 100.00	AA+	232,216
300	Kansas City, Missouri, General Obligation Bonds, Refunding & Improvement Series 2018A., 4.000%, 2/01/35	2/28 at 100.00	AA	321,600
335	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2018, 4.000%, 3/01/36 (WI/DD, Settling 6/14/18)	3/26 at 100.00	AA	351,773
1,000	Springfield School District R12, Greene County, Missouri, General Obligation Bonds, Refunding Series 2017., 4.000%, 3/01/31	3/28 at 100.00	AA+	1,092,740
4,620	Total Tax Obligation/General			4,961,865
	Tax Obligation/Limited – 23.4% (15.0% of Total Investments)
910	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/33	10/22 at 100.00	AA+	1,010,173
350	Blue Springs, Missouri, Special Obligation Tax Increment Bonds, Adams Farm Project, Special Districts Refunding & Improvement Series 2015A, 4.750%, 6/01/30	6/24 at 100.00	N/R	353,087
250	Conley Road Transportation District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 5.125%, 5/01/41	5/25 at 100.00	N/R	255,160
315	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	8/18 at 100.00	N/R	204,961
430	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	443,167

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Howard Bend Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 2013B:
$180	4.875%, 3/01/33	3/23 at 100.00	BB+	$181,922
115	5.000%, 3/01/38	3/23 at 100.00	BB+	115,957
485	Jackson County, Missouri, Special Obligation Bonds, Truman Medical Center Project, Series 2011B, 4.350%, 12/01/23	12/21 at 100.00	Aa3	518,174
300	Kansas City Industrial Development Authority, Missouri, Downtown Redevelopment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	323,883
150	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 4.250%, 4/01/26, 144A	No Opt. Call	N/R	154,731
110	Kansas City, Missouri, Special Obligation Bonds, Downtown Arena Project, Refunding & Improvement Series 2016E, 4.000%, 4/01/36	4/25 at 100.00	AA–	113,985
325	Kansas City, Missouri, Special Obligation Bonds, Downtown Redevelopment District, Series 2014C, 5.000%, 9/01/33	9/23 at 100.00	AA–	361,293
	Land Clearance for Redevelopment Authority of Kansas City, Missouri, Project Revenue Bonds, Convention Center Hotel Project – TIF Financing, Series 2018B.:
100	5.000%, 2/01/40, 144A	2/28 at 100.00	N/R	104,478
100	5.000%, 2/01/50, 144A	2/28 at 100.00	N/R	102,690
245	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Branson – Branson Landing Project, Series 2015A, 4.000%, 6/01/34	6/23 at 100.00	A	250,566
145	Clay, Jackson & Platte Counties Consolidated Public Library District 3, Missouri, Certificates of Participation, Mid-Continent Public Library Project, Series 2018, 4.000%, 3/01/35	3/26 at 100.00	N/R	150,973
385	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	8/18 at 100.00	N/R	382,178
140	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	138,386
530	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	141,001
250	Saint Louis County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Chesterfield Blue Valley Community Improvement District Project, Series 2014A, 5.250%, 7/01/44, 144A	7/24 at 100.00	N/R	251,278
600	Springfield, Missouri, Special Obligation Bonds, Sewer System Improvements Project, Series 2015, 4.000%, 4/01/35	4/25 at 100.00	Aa2	625,830
	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
340	5.375%, 11/01/24	8/18 at 100.00	N/R	339,997
400	5.500%, 11/01/27	8/18 at 100.00	N/R	400,008
200	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	8/18 at 100.00	N/R	200,004
50	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	51,686
215	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	222,142
7,620	Total Tax Obligation/Limited			7,397,710

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 5.5% (3.5% of Total Investments)
$335	Guam International Airport Authority, Revenue Bonds, Series 2013B, 5.500%, 10/01/33 – AGM Insured	10/23 at 100.00	AA	$375,394
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2017D:
220	5.000%, 7/01/34 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	251,156
100	5.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/27 at 100.00	AA	113,740
1,000	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–	1,002,890
1,655	Total Transportation			1,743,180
	U.S. Guaranteed – 17.3% (11.1% of Total Investments) (4)
500	Branson Reorganized School District R-4, Taney County, Missouri, General Obligation Bonds, School Building Series 2012, 4.375%, 3/01/32 (Pre-refunded 3/01/22)	3/22 at 100.00	A+	542,780
525	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA–	545,501
345	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27 (Pre-refunded 3/01/20)	3/20 at 100.00	N/R	362,619
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/35 (Pre-refunded 10/01/18)	10/18 at 103.00	BB+	731,752
600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36 (Pre-refunded 4/01/21)	4/21 at 100.00	A2	649,356
	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds, MoPEP Facilities, Series 2012:
400	5.000%, 1/01/32 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	430,072
425	5.000%, 1/01/37 (Pre-refunded 1/01/21)	1/21 at 100.00	A2	456,952
1,035	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured (ETM)	8/18 at 100.00	N/R	1,114,353
100	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	111,750
500	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+	536,375
5,130	Total U.S. Guaranteed			5,481,510
	Utilities – 2.9% (1.9% of Total Investments)
350	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/32	1/25 at 100.00	A	389,494
500	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	525,675
850	Total Utilities			915,169
	Water and Sewer – 14.2% (9.1% of Total Investments)
250	Camden County Public Water Supply District 4, Missouri, Certificates of Participation, Series 2017, 5.000%, 1/01/47	1/25 at 100.00	A–	263,435
475	Franklin County Public Water Supply District 3, Missouri, Certificates of Participation, Series 2017, 4.000%, 12/01/37	12/24 at 100.00	A+	489,241
160	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A., 4.000%, 1/01/35	1/28 at 100.00	AA	170,890

NOM	Nuveen Missouri Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$125	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Refunding & Improvement Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	AAA	$143,334
2,000	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	AAA	2,191,279
500	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Tri-County Water Authority, Series 2015, 5.000%, 1/01/40	1/25 at 100.00	Aa3	557,050
585	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C, 5.000%, 12/01/32	12/25 at 100.00	AA	670,580
4,095	Total Water and Sewer			4,485,809
$46,810	Total Long-Term Investments (cost $47,202,366)			49,451,536
	MuniFund Preferred Shares, net of deferred offering costs – (56.2)% (5)			(17,763,019)
	Other Assets Less Liabilities – (0.3)%			(83,354)
	Net Assets Applicable to Common Shares – 100%			$31,605,163

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 35.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NNC	Nuveen North Carolina Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 166.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 166.7% (100.0% of Total Investments)
	Education and Civic Organizations – 27.3% (16.4% of Total Investments)
	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013:
$2,950	5.000%, 4/01/33	4/22 at 100.00	A–	$3,191,546
1,000	5.125%, 4/01/43	4/22 at 100.00	A–	1,082,230
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41	10/23 at 100.00	Aa2	5,550,950
2,310	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	Aa2	2,707,297
1,500	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA	1,592,760
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014:
500	5.000%, 3/01/26	3/22 at 100.00	AA+	552,470
250	5.000%, 3/01/28	3/22 at 100.00	AA+	275,285
500	5.000%, 3/01/29	3/22 at 100.00	AA+	549,815
500	5.000%, 3/01/32	3/22 at 100.00	AA+	548,495
1,230	5.000%, 3/01/45	3/22 at 100.00	AA+	1,337,305
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Refunding Series 2016B, 5.000%, 7/01/42	10/26 at 100.00	AA+	4,517,370
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A, 5.000%, 10/01/55	10/25 at 100.00	AA+	1,808,996
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A:
1,560	5.000%, 4/01/32	4/23 at 100.00	A–	1,716,796
1,000	5.000%, 4/01/33	4/23 at 100.00	A–	1,098,610
4,440	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	4,709,863
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37	7/26 at 100.00	AA	5,322,850
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,915	5.000%, 10/01/23	No Opt. Call	A3	3,271,505
3,070	5.000%, 10/01/24	No Opt. Call	A3	3,487,489
1,360	5.000%, 10/01/25	No Opt. Call	A3	1,556,860
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,255,290
290	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	8/18 at 100.00	A	290,789
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	901,208
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A., 5.000%, 10/01/31	10/27 at 100.00	Aa3	200,654
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32	4/24 at 100.00	Aa3	2,357,254
1,175	5.000%, 4/01/33	4/24 at 100.00	Aa3	1,336,010
1,385	5.000%, 4/01/35	4/24 at 100.00	Aa3	1,569,150
2,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	Aa3	3,140,983
1,415	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017, 5.000%, 4/01/31	4/28 at 100.00	Aa3	1,686,086

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
$1,000	5.000%, 4/01/32	4/24 at 100.00	Aa3	$1,136,440
3,065	5.000%, 4/01/39	4/24 at 100.00	Aa3	3,456,584
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Aa3	1,421,175
57,965	Total Education and Civic Organizations			64,630,115
	Health Care – 24.2% (14.5% of Total Investments)
2,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	2,807,448
5,250	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	5,704,493
2,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	2,156,720
4,295	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	BBB+	4,541,146
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2013, 5.000%, 10/01/26	10/23 at 100.00	A+	565,140
2,700	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017, 5.000%, 10/01/47	10/27 at 100.00	A+	3,022,002
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
4,750	5.250%, 11/01/40	11/20 at 100.00	AA–	5,112,283
5,000	5.000%, 11/01/43	11/20 at 100.00	AA–	5,337,500
2,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	2,936,958
2,750	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Blue Ridge HealthCare, Refunding Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,847,707
2,375	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A–	2,585,330
1,250	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016D, 5.000%, 6/01/29	6/26 at 100.00	AA	1,465,225
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	2,184,840
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	2,208,940
3,515	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	3,814,830
1,125	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Refunding Series 2012B, 5.000%, 12/01/27	12/22 at 100.00	A	1,254,431
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	A	3,303,360
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	2,208,880
2,930	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	3,186,873
52,870	Total Health Care			57,244,106
	Housing/Multifamily – 1.2% (0.7% of Total Investments)
	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003:
485	5.150%, 1/01/22 (Alternative Minimum Tax)	7/18 at 100.00	N/R	485,640
2,260	5.375%, 1/01/36 (Alternative Minimum Tax)	7/18 at 100.00	N/R	2,261,785
2,745	Total Housing/Multifamily			2,747,425

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.7% (0.4% of Total Investments)
$1,600	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	$1,656,192
	Long-Term Care – 1.5% (0.9% of Total Investments)
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37	11/26 at 100.00	N/R	3,029,613
450	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	484,097
3,140	Total Long-Term Care			3,513,710
	Tax Obligation/General – 6.7% (4.0% of Total Investments)
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,117,650
730	5.000%, 6/01/31	6/24 at 100.00	AA	813,760
1,000	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AAA	1,183,360
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	AA	351,825
1,450	5.000%, 6/01/27	No Opt. Call	AA	1,742,886
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	1,004,897
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,107,509
1,220	Guilford County, North Carolina, General Obligation Bonds, Public Improvement Series 2017B, 5.000%, 5/01/26	No Opt. Call	AAA	1,459,840
1,740	Guilford County, North Carolina, General Obligation Bonds, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	AAA	2,106,983
3,210	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/26	No Opt. Call	AAA	3,875,112
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	1,202,450
13,535	Total Tax Obligation/General			15,966,272
	Tax Obligation/Limited – 21.2% (12.7% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
1,085	5.000%, 6/01/33	6/24 at 100.00	AA+	1,222,838
1,600	5.000%, 6/01/34	6/24 at 100.00	AA+	1,797,616
2,405	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Refunding Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,410,988
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,328,580
2,085	Dare County, North Carolina, Installment Purchase Contract, Limited Obligation Series 2012B, 5.000%, 6/01/28	6/22 at 100.00	AA	2,283,513
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	575,950
692	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	712,981
980	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2017., 5.000%, 4/01/29	4/28 at 100.00	Aa3	1,166,817
	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C:
3,000	5.000%, 5/01/24	No Opt. Call	AA+	3,473,760
5,000	5.000%, 5/01/25	5/24 at 100.00	AA+	5,771,600
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29	5/27 at 100.00	AA+	2,390,000
4,000	5.000%, 5/01/30	5/27 at 100.00	AA+	4,769,440
8,065	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA+	8,715,280

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Orange County Public Facilities Company, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
$1,500	5.000%, 10/01/26	No Opt. Call	AA+	$1,778,970
200	5.000%, 10/01/27	No Opt. Call	AA+	240,432
150	5.000%, 10/01/28	10/27 at 100.00	AA+	179,498
400	5.000%, 10/01/30	10/27 at 100.00	AA+	475,016
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+	1,126,540
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
1,195	5.000%, 10/01/25	10/24 at 100.00	AA+	1,390,765
1,305	5.000%, 10/01/26	10/24 at 100.00	AA+	1,513,761
650	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/30	5/26 at 100.00	AA+	751,797
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A1	350,211
1,250	4.000%, 9/01/35	9/27 at 100.00	A1	1,320,175
1,265	4.000%, 9/01/36	9/27 at 100.00	A1	1,329,831
1,000	4.000%, 9/01/37	9/27 at 100.00	A1	1,050,440
	Wayne County, North Carolina General Obligation Bonds, Limited Series 2017:
500	5.000%, 6/01/25	No Opt. Call	AA–	584,270
500	5.000%, 6/01/26	No Opt. Call	AA–	591,230
44,672	Total Tax Obligation/Limited			50,302,299
	Transportation – 26.5% (15.9% of Total Investments)
5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	AA–	5,283,400
10	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	AA–	10,640
1,425	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA–	1,538,131
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
2,865	5.000%, 7/01/27	7/24 at 100.00	AA–	3,273,263
3,000	5.000%, 7/01/28	7/24 at 100.00	AA–	3,416,610
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,365	5.000%, 7/01/42	7/27 at 100.00	Aa3	1,585,161
5,390	5.000%, 7/01/47	7/27 at 100.00	Aa3	6,236,122
1,400	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2011B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	AA–	1,502,088
10,000	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015, 5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	10,750,599
2,725	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	2,849,969
515	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	537,825
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	BBB–	568,109
800	0.000%, 7/01/30	7/26 at 83.69	BBB–	488,600
850	0.000%, 7/01/31	7/26 at 79.58	BBB–	491,300
2,400	0.000%, 7/01/33	7/26 at 71.99	BBB–	1,244,016
3,160	0.000%, 7/01/36	7/26 at 61.63	BBB–	1,387,746
3,100	0.000%, 7/01/37	7/26 at 58.52	BBB–	1,290,840
1,900	0.000%, 7/01/40	7/26 at 50.36	BBB–	676,001
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB–	437,460

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	$2,507,252
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA	97,202
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA	2,593,500
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	1,299,385
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,281,511
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	3,737,202
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	695,486
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
2,490	5.000%, 5/01/26	5/20 at 100.00	Aa3	2,632,030
4,125	5.000%, 5/01/36	5/20 at 100.00	Aa3	4,343,584
74,205	Total Transportation			62,755,032
	U.S. Guaranteed – 27.3% (16.4% of Total Investments) (4)
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	AA+	2,332,786
	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008:
425	5.000%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+	427,367
1,005	5.000%, 8/01/35 (Pre-refunded 8/01/18)	8/18 at 100.00	AA+	1,010,598
1,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2008, 5.000%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	1,002,670
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
3,860	5.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	4,169,726
1,250	5.000%, 2/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	AA	1,350,300
8,600	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 (Pre-refunded 6/01/21)	6/21 at 100.00	AAA	9,374,343
	Harnett County, North Carolina, Certificates of Participation, Series 2009:
1,000	5.000%, 6/01/28 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	1,032,210
500	5.000%, 6/01/29 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	516,105
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
1,065	5.000%, 4/01/29 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,182,470
1,165	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,293,500
1,000	5.000%, 4/01/31 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	1,110,300
200	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa3	222,060
400	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+	408,888
555	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA	579,265
1,000	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38 (Pre-refunded 4/01/19)	4/19 at 100.00	AA+	1,027,570
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
100	6.000%, 1/01/22 (ETM)	No Opt. Call	N/R	113,807
180	6.000%, 1/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2	203,854
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,426,950
3,500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	AAA	3,907,435
1,680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,837,769

NNC	Nuveen North Carolina Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$785	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R	$800,339
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	4,397,385
1,535	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	A	1,652,397
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	142,695
265	5.375%, 1/01/26 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	270,668
1,700	5.500%, 1/01/29 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	1,737,570
7,335	5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA	7,507,593
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009:
2,020	6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	2,104,840
1,020	6.000%, 6/01/36 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA	1,062,840
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
600	5.625%, 6/01/30 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	644,214
2,100	5.750%, 6/01/36 (Pre-refunded 6/01/20) – AGC Insured	6/20 at 100.00	AA	2,259,852
	University of North Carolina, System Pooled Revenue Bonds, Series 2009C:
1,000	5.250%, 10/01/28 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,044,680
1,000	5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	A3	1,046,300
5,100	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37 (Pre-refunded 1/01/20)	1/20 at 100.00	AA+	5,354,694
60,880	Total U.S. Guaranteed			64,556,040
	Utilities – 7.7% (4.6% of Total Investments)
1,040	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 5.000%, 4/01/26	No Opt. Call	Aa2	1,231,017
	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
1,110	5.000%, 3/01/24	No Opt. Call	A+	1,265,167
395	5.000%, 3/01/25	No Opt. Call	A+	455,636
1,330	5.000%, 3/01/28	3/26 at 100.00	A+	1,541,350
775	5.000%, 3/01/30	3/26 at 100.00	A+	894,063
1,710	5.000%, 3/01/32	3/26 at 100.00	A+	1,963,730
900	4.000%, 3/01/33	3/26 at 100.00	A+	948,996
5,000	North Carolina Capital Facilities Financing Agency, Solid Waste Disposal Revenue Bond, Duke Energy Carolinas Project, Refunding Series 2008B, 4.625%, 11/01/40	11/20 at 100.00	Aa2	5,221,650
315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	320,591
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,792,679
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,721,595
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	883,052
16,380	Total Utilities			18,239,526
	Water and Sewer – 22.4% (13.5% of Total Investments)
1,145	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/25	4/22 at 100.00	AA–	1,265,958
	Buncombe County Metropolitan Sewerage District, North Carolina, Sewerage System Revenue Bonds, Refunding Series 2017:
800	5.000%, 7/01/28	7/27 at 100.00	Aaa	970,152
1,080	5.000%, 7/01/29	7/27 at 100.00	Aaa	1,297,987
8,000	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017B., 4.000%, 12/01/42	12/27 at 100.00	AAA	8,466,559

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
$940	5.000%, 7/01/32	7/25 at 100.00	AAA	$1,092,167
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,678,563
16,865	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2018, 5.000%, 7/01/44 (UB) (5)	7/28 at 100.00	AAA	19,988,229
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA	1,702,376
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33 – AGM Insured	6/25 at 100.00	AA	3,462,013
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A:
550	5.000%, 3/01/30	3/22 at 100.00	AAA	605,627
1,600	5.000%, 3/01/31	3/22 at 100.00	AAA	1,760,016
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A:
5,000	5.000%, 3/01/28	3/23 at 100.00	AAA	5,648,600
3,785	5.000%, 3/01/43	3/23 at 100.00	AAA	4,219,821
46,665	Total Water and Sewer			53,158,068
$374,657	Total Long-Term Investments (cost $380,473,162)			394,768,785
	Floating Rate Obligations – (3.6)%			(8,430,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (65.0)% (6)			(153,987,402)
	Other Assets Less Liabilities – 1.9%			4,464,575
	Net Assets Applicable to Common Shares – 100%			$236,815,958

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 39.0%.
ETM	Escrowed to maturity.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NPV	Nuveen Virginia Quality Municipal
Income Fund
Portfolio of Investments
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.3% (100.0% of Total Investments)
	Consumer Staples – 6.4% (4.1% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$560	5.250%, 6/01/32	7/18 at 100.00	N/R	$560,022
700	5.625%, 6/01/47	7/18 at 100.00	N/R	699,965
8,135	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	7/18 at 100.00	B–	8,134,918
6,645	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B–	6,683,274
120	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/18 at 100.00	A3	120,233
16,160	Total Consumer Staples			16,198,412
	Education and Civic Organizations – 13.1% (8.4% of Total Investments)
1,615	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2012, 3.750%, 1/01/30	1/22 at 100.00	A1	1,650,788
	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017:
1,105	4.000%, 1/01/37	1/27 at 100.00	A1	1,154,769
565	4.000%, 1/01/40	1/27 at 100.00	A1	588,736
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	8/18 at 100.00	B+	549,886
1,600	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,484,160
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/37	6/27 at 100.00	Aa2	526,640
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A., 5.000%, 9/01/43	9/28 at 100.00	BBB+	836,513
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,842,775
1,945	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/39	4/27 at 100.00	AAA	2,275,806
9,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/42 (UB) (4)	4/27 at 100.00	AAA	10,507,680
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,057,900
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
1,500	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	1,601,115
4,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	4,231,520
1,725	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,806,644
1,460	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	1,645,099
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	531,380
30,345	Total Education and Civic Organizations			33,291,411

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 21.3% (13.6% of Total Investments)
$5,000	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	AA–	$5,247,000
2,145	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,281,443
3,375	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	BBB+	3,625,560
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	1,094,190
4,950	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,484,947
	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007:
1,080	5.250%, 6/15/18	No Opt. Call	A–	1,081,134
2,500	5.250%, 6/15/23	No Opt. Call	A–	2,809,225
155	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A	156,437
1,160	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A	1,218,835
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,719,975
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
155	5.000%, 1/01/31	1/27 at 100.00	A	177,148
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,239,400
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48	11/28 at 100.00	AA	1,040,620
3,155	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/46	11/22 at 100.00	AA–	3,374,620
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A–	1,118,310
1,440	5.000%, 6/15/35	6/26 at 100.00	A–	1,596,442
1,360	4.000%, 6/15/37	6/26 at 100.00	A–	1,373,967
3,200	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2017B., 5.000%, 7/01/46	7/27 at 100.00	AA–	3,642,368
2,975	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	3,136,662
2,335	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	2,546,738
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
1,500	5.000%, 1/01/33	1/26 at 100.00	A+	1,694,310
1,000	5.000%, 1/01/35	1/26 at 100.00	A+	1,124,500
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,078,140
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,339,562
1,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	1,074,601
50,220	Total Health Care			54,276,134

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 5.5% (3.5% of Total Investments)
$785	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)	8/18 at 100.00	AA	$787,473
1,000	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	1,023,590
400	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	413,312
530	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	550,161
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2012A, 3.625%, 3/01/32	3/21 at 100.00	AA+	1,017,880
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,000	3.500%, 3/01/35	3/24 at 100.00	AA+	1,005,140
1,000	3.625%, 3/01/39	3/24 at 100.00	AA+	1,016,310
900	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	927,720
2,750	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,833,133
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,501,800
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,528,605
1,350	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,384,209
13,715	Total Housing/Multifamily			13,989,333
	Housing/Single Family – 2.6% (1.7% of Total Investments)
2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	2,696,000
	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
715	4.400%, 10/01/31	10/22 at 100.00	AAA	753,217
3,000	4.750%, 10/01/38	10/22 at 100.00	AAA	3,167,670
6,215	Total Housing/Single Family			6,616,887
	Long-Term Care – 6.3% (4.0% of Total Investments)
900	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB	992,025
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
1,965	5.000%, 10/01/36	10/24 at 102.00	N/R	2,189,737
1,100	5.000%, 10/01/42	10/24 at 102.00	N/R	1,221,792
700	4.000%, 10/01/42	10/24 at 102.00	N/R	710,885
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	882,901
	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	N/R	1,021,850
150	3.375%, 1/01/37	1/25 at 102.00	N/R	142,520
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2017A., 5.000%, 1/01/42	1/23 at 103.00	N/R	1,082,250
2,000	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	N/R	2,131,940
1,000	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 4.625%, 12/01/27	12/22 at 100.00	N/R	1,015,180
1,500	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	8/18 at 100.00	N/R	1,501,905

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc./United Church Homes and Services Obligated Group, Refunding Series 2016:
$1,000	5.000%, 9/01/26	9/24 at 102.00	N/R	$1,093,590
1,920	5.000%, 9/01/31	9/24 at 102.00	N/R	2,074,982
15,110	Total Long-Term Care			16,061,557
	Tax Obligation/General – 3.0% (1.9% of Total Investments)
2,035	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2014B., 5.000%, 8/15/22	No Opt. Call	AAA	2,286,546
830	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010., 5.000%, 7/15/25	7/20 at 100.00	Aa1	882,688
2,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2017A, 5.000%, 10/01/19	No Opt. Call	AAA	2,087,140
1,630	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/30	3/27 at 100.00	AA+	1,929,871
380	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D., 5.000%, 3/01/33	No Opt. Call	AA+	479,336
6,875	Total Tax Obligation/General			7,665,581
	Tax Obligation/Limited – 28.1% (18.0% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,485	5.000%, 2/15/34	8/27 at 100.00	Aa1	1,736,411
1,730	5.000%, 2/15/35	8/27 at 100.00	Aa1	2,016,817
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
465	5.250%, 7/15/25 – ACA Insured	8/18 at 100.00	N/R	462,098
520	5.500%, 7/15/35 – ACA Insured	8/18 at 100.00	N/R	492,960
600	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	601,614
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	102,413
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/34	10/27 at 100.00	AA+	1,172,250
1,500	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/42	4/27 at 100.00	AA+	1,733,550
4,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/34	11/25 at 100.00	A	4,255,320
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,064,686
500	5.250%, 1/01/36	1/22 at 100.00	A	525,030
925	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Refunding Series 2015, 5.000%, 6/15/19	No Opt. Call	AA–	956,533
1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A, 5.000%, 12/01/34	12/26 at 100.00	BBB+	1,071,400
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
4,000	5.000%, 7/01/48 (UB) (4)	1/28 at 100.00	AA	4,672,320
13,000	5.000%, 7/01/52 (UB) (4)	1/28 at 100.00	AA	15,114,450
2,000	5.000%, 7/01/52	1/28 at 100.00	AA+	2,325,300
1,000	5.500%, 7/01/57	1/28 at 100.00	AA	1,206,700
960	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	975,850
645	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	687,344
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Refunding Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	C	3,394,340

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5,085	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	C	$2,782,207
3,535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Baa2	940,451
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	793,805
5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	Baa2	5,009
1,500	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A	9/25 at 100.00	A	1,585,950
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34, 144A – AGM Insured	10/24 at 100.00	AA	2,378,118
1,600	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,696,736
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	2,121,000
1,725	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,866,036
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,119,185
1,100	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	1,228,216
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,355,920
1,530	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,693,404
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	8/18 at 100.00	AA	95,237
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,041,110
1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Aa2	2,095,020
71,835	Total Tax Obligation/Limited			71,364,790
	Transportation – 38.1% (24.4% of Total Investments)
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	885,407
375	4.000%, 7/01/34	7/26 at 100.00	A2	396,465
400	4.000%, 7/01/35	7/26 at 100.00	A2	422,020
250	4.000%, 7/01/38	7/26 at 100.00	A2	263,400
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
1,705	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,919,250
8,320	5.000%, 7/01/46	7/26 at 100.00	BBB	9,221,887
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
2,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	1,751,760
4,125	0.000%, 7/15/40 (5)	7/28 at 100.00	BBB	3,540,983
1,000	0.000%, 7/15/40 – AGM Insured (5)	7/28 at 100.00	AA	867,380
750	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2010B, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	795,218

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
$1,380	5.250%, 10/01/22	10/18 at 100.00	AA–	$1,396,670
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,212,816
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
3,400	5.000%, 10/01/30	10/20 at 100.00	AA–	3,626,508
420	5.000%, 10/01/35	10/20 at 100.00	AA–	446,993
3,800	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	4,040,008
6,700	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	8,477,442
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,021,120
11,825	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	6,324,720
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	550,271
5,010	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA	2,112,867
7,300	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA–	8,299,077
	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2017:
375	5.000%, 10/01/34 (Alternative Minimum Tax)	10/27 at 100.00	AA–	432,630
2,000	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	AA–	2,284,720
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	158,738
595	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	628,005
395	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB	393,862
3,000	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	3,163,590
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,975	5.000%, 12/31/49 (Alternative Minimum Tax)	6/27 at 100.00	BBB	4,373,255
4,500	5.000%, 12/31/56 (Alternative Minimum Tax)	6/27 at 100.00	BBB	4,932,675
2,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	2,663,000
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
750	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	817,268
5,025	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,609,257
5,700	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	6,215,223
735	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/34	7/27 at 100.00	AA–	861,846
4,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B, 5.000%, 7/01/36	7/27 at 100.00	AA–	4,665,920
99,570	Total Transportation			96,772,251
	U.S. Guaranteed – 20.8% (13.2% of Total Investments) (6)
610	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010., 5.000%, 7/15/25 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	648,985

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$1,750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA	$1,931,825
820	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA	856,424
1,030	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Bonds, Refunding Series 1998, 5.500%, 7/01/25 – NPFG Insured (ETM)	No Opt. Call	Baa2	1,215,596
4,150	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011, 5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	4,388,044
1,060	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35 (Pre-refunded 5/15/19)	5/19 at 100.00	AA+	1,097,683
3,340	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System Project, Tender Option Bond Trust 2016-XG0021, 12.529%, 5/15/35, 144A (Pre-refunded 5/15/19) (IF)	5/19 at 100.00	AA+	3,693,739
1,100	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+	1,157,288
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
1,295	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	1,394,042
5,205	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	5,603,078
1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R	1,031,710
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
5,900	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	6,283,441
150	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	159,909
1,630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A+	1,783,155
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	Baa2	145,434
710	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	A2	793,070
1,000	Richmond, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 5.000%, 7/15/22 (Pre-refunded 7/15/19)	7/19 at 100.00	AA+	1,036,470
1,820	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/22 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+	1,860,440
1,200	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2011A, 4.000%, 2/01/29 (Pre-refunded 2/01/21)	2/21 at 100.00	AA+	1,265,316
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0011, 11.302%, 2/01/27, 144A (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+	1,776,122
1,665	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Tender Option Bond Trust 2016-XL0013, 11.302%, 2/01/28, 144A (Pre-refunded 2/01/19) (IF) (4)	2/19 at 100.00	AA+	1,776,122
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
30	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R	30,245
3,570	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	AA+	3,600,881
3,195	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A	3,304,013
3,730	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	4,184,762
1,620	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+	1,656,482
49,390	Total U.S. Guaranteed			52,674,276

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.2% (4.0% of Total Investments)
$2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22) (7)	No Opt. Call	N/R	$1,920,000
	Guam Power Authority, Revenue Bonds, Series 2012A:
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,637,955
495	5.000%, 10/01/34	10/22 at 100.00	BBB	525,967
900	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48, 144A (WI/DD, Settling 6/07/18) (Alternative Minimum Tax) (Mandatory put 7/01/38)	7/23 at 100.00	B	917,703
	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A:
5,000	5.000%, 1/15/33	1/26 at 100.00	AA	5,797,750
1,000	5.000%, 1/15/35	1/26 at 100.00	AA	1,152,850
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	8/18 at 100.00	CCC	609,550
3,250	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	3,241,030
14,875	Total Utilities			15,802,805
	Water and Sewer – 4.9% (3.2% of Total Investments)
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	881,564
1,675	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,776,505
2,425	Henrico County, Virginia, Water and Sewer System Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/42	5/26 at 100.00	AAA	2,797,335
3,000	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	3,096,240
3,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	3,462,600
1,000	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Goochland County – Tuckahoe Creek Service District Project, Series 2012, 0.000%, 11/01/34	11/22 at 63.13	AA	544,120
11,910	Total Water and Sewer			12,558,364
$386,220	Total Long-Term Investments (cost $380,169,897)			397,271,801
	Floating Rate Obligations – (8.0)%			(20,350,000)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (50.2)% (8)			(127,617,812)
	Other Assets Less Liabilities – 1.9%			4,870,912
	Net Assets Applicable to Common Shares – 100%			$254,174,901

NPV	Nuveen Virginia Quality Municipal Income Fund
Portfolio of Investments (continued)
May 31, 2018

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 32.1%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3-Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

May 31, 2018

	NKG	NMY	NMS
Assets
Long-term investments, at value (cost $211,659,217, $513,755,474 and $132,606,757, respectively)	$217,072,982	$531,620,700	$136,957,426
Short-term investments, at value (cost $244,468, $2,400,000 and $—, respectively)	131,853	2,400,000	—
Cash	506,561	—	160,169
Receivable for:
Interest	3,224,256	8,297,221	1,531,411
Investments sold	2,280,000	2,937,976	20,321
Other assets	4,157	30,352	4,568
Total assets	223,219,809	545,286,249	138,673,895
Liabilities
Cash overdraft	—	248,821	—
Floating rate obligations	—	12,600,000	—
Payable for:
Dividends	392,294	1,074,098	340,749
Interest	164,652	398,912	106,916
Investments purchased	—	—	254,113
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $—, respectively)	—	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $82,000,000, $197,000,000 and $52,800,000, respectively)	81,991,587	196,986,649	52,775,909
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $—, respectively)	—	—	—
Accrued expenses:
Management fees	116,405	271,639	70,886
Trustees fees	2,269	30,443	1,409
Other	67,970	133,556	57,233
Total liabilities	82,735,177	211,744,118	53,607,215
Net assets applicable to common shares	$140,484,632	$333,542,131	$85,066,680
Common shares outstanding	10,549,313	23,347,164	5,792,386
Net asset value (“NAV”) per common share outstanding	$13.32	$14.29	$14.69
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$105,493	$233,472	$57,924
Paid-in surplus	138,843,150	327,863,235	81,178,304
Undistributed (Over-distribution of) net investment income	(294,011)	(443,788)	(339,465)
Accumulated net realized gain (loss)	(3,471,150)	(11,976,014)	(180,752)
Net unrealized appreciation (depreciation)	5,301,150	17,865,226	4,350,669
Net assets applicable to common shares	$140,484,632	$333,542,131	$85,066,680
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	NOM	NNC	NPV
Assets
Long-term investments, at value (cost $47,202,366, $380,473,162 and $380,169,897, respectively)	$49,451,536	$394,768,785	$397,271,801
Short-term investments, at value (cost $—, $— and $—, respectively)	—	—	—
Cash	—	568,005	—
Receivable for:
Interest	555,598	5,118,459	5,098,154
Investments sold	105,000	10,188	3,600,000
Other assets	7,023	23,264	25,245
Total assets	50,119,157	400,488,701	405,995,200
Liabilities
Cash overdraft	231,915	—	1,815,517
Floating rate obligations	—	8,430,000	20,350,000
Payable for:
Dividends	102,932	622,726	777,705
Interest	—	311,839	—
Investments purchased	348,524	—	912,480
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs (liquidation preference $18,000,000, $— and $—, respectively)	17,763,019	—	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $—, $154,000,000 and $—, respectively)	—	153,987,402	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $— and $128,000,000, respectively)	—	—	127,617,812
Accrued expenses:
Management fees	25,568	201,278	204,333
Trustees fees	506	22,283	22,412
Other	41,530	97,215	120,040
Total liabilities	18,513,994	163,672,743	151,820,299
Net assets applicable to common shares	$31,605,163	$236,815,958	$254,174,901
Common shares outstanding	2,344,526	16,395,108	17,933,247
Net asset value (“NAV”) per common share outstanding	$13.48	$14.44	$14.17
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$23,445	$163,951	$179,332
Paid-in surplus	30,622,916	223,558,987	250,799,420
Undistributed (Over-distribution of) net investment income	(29,900)	(489,934)	160,559
Accumulated net realized gain (loss)	(1,260,468)	(712,669)	(14,066,314)
Net unrealized appreciation (depreciation)	2,249,170	14,295,623	17,101,904
Net assets applicable to common shares	$31,605,163	$236,815,958	$254,174,901
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended May 31, 2018

	NKG	NMY	NMS
Investment Income	$8,344,518	$20,791,245	$6,067,285
Expenses
Management fees	1,393,353	3,222,598	844,308
Interest expense and amortization of offering costs	1,583,106	4,088,199	912,939
Custodian fees	31,236	66,442	26,501
Trustees fees	6,664	15,868	4,112
Professional fees	34,818	40,736	34,091
Shareholder reporting expenses	24,641	35,623	56,253
Shareholder servicing agent fees	15,816	22,328	15,035
Stock exchange listing fees	6,881	6,881	4,703
Investor relations expenses	14,569	33,544	9,605
Other	28,365	62,045	153,255
Total expenses	3,139,449	7,594,264	2,060,802
Net investment income (loss)	5,205,069	13,196,981	4,006,483
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	232,714	(289,204)	(52,450)
Change in net unrealized appreciation (depreciation) of investments	(5,147,480)	(7,420,445)	(2,004,493)
Net realized and unrealized gain (loss)	(4,914,766)	(7,709,649)	(2,056,943)
Net increase (decrease) in net assets applicable to common shares from operations	$290,303	$5,487,332	$1,949,540

See accompanying notes to financial statements.

Statement of Operations (continued)

	NOM	NNC	NPV
Investment Income	$2,148,236	$13,931,255	$15,392,932
Expenses
Management fees	305,590	2,369,260	2,395,410
Interest expense and amortization of offering costs	383,336	3,042,099	2,616,320
Custodian fees	14,929	49,848	47,917
Trustees fees	1,489	11,764	11,428
Professional fees	38,632	35,206	89,662
Shareholder reporting expenses	13,578	36,450	31,561
Shareholder servicing agent fees	15,214	16,867	7,100
Stock exchange listing fees	6,900	6,881	6,881
Investor relations expenses	4,280	25,691	23,657
Other	32,706	37,168	99,081
Total expenses	816,654	5,631,234	5,329,017
Net investment income (loss)	1,331,582	8,300,021	10,063,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(30,213)	359,698	(719,109)
Change in net unrealized appreciation (depreciation) of investments	(934,729)	(9,023,451)	(4,936,839)
Net realized and unrealized gain (loss)	(964,942)	(8,663,753)	(5,655,948)
Net increase (decrease) in net assets applicable to common shares from operations	$366,640	$(363,732)	$4,407,967

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NKG		NMY
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$5,205,069	$5,801,997	$13,196,981	$14,157,615
Net realized gain (loss) from investments	232,714	(175,195)	(289,204)	(3,397,479)
Change in net unrealized appreciation (depreciation) of Investments	(5,147,480)	(5,541,569)	(7,420,445)	(5,575,669)
Net increase (decrease) in net assets applicable to common shares from operations	290,303	85,233	5,487,332	5,184,467
Distributions to Common Shareholders
From net investment income	(5,382,259)	(6,368,620)	(14,033,603)	(15,338,456)
From accumulated net realized gains	—	—	—	—
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,382,259)	(6,368,620)	(14,033,603)	(15,338,456)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	—	(338,802)	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	(338,802)	—
Net increase (decrease) in net assets applicable to common shares	(5,091,956)	(6,283,387)	(8,885,073)	(10,153,989)
Net assets applicable to common shares at the beginning of period	145,576,588	151,859,975	342,427,204	352,581,193
Net assets applicable to common shares at the end of period	$140,484,632	$145,576,588	$333,542,131	$342,427,204
Undistributed (Over-distribution of) net investment income at the end of period	$(294,011)	$(8,826)	$(443,788)	$607,032

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NMS		NOM
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$4,006,483	$3,889,814	$1,331,582	$1,529,963
Net realized gain (loss) from investments	(52,450)	407,949	(30,213)	(30,251)
Change in net unrealized appreciation (depreciation) of investments	(2,004,493)	(3,835,089)	(934,729)	(1,014,690)
Net increase (decrease) in net assets applicable to common shares from operations	1,949,540	462,674	366,640	485,022
Distributions to Common Shareholders
From net investment income	(4,266,573)	(4,415,274)	(1,450,327)	(1,657,253)
From accumulated net realized gains	(4,634)	—	—	—
Return of capital	—	—	(19,370)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,271,207)	(4,415,274)	(1,469,697)	(1,657,253)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	2,634,474	675,818	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	27,785	61,058	49,789	53,488
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	2,662,259	736,876	49,789	53,488
Net increase (decrease) in net assets applicable to common shares	340,592	(3,215,724)	(1,053,268)	(1,118,743)
Net assets applicable to common shares at the beginning of period	84,726,088	87,941,812	32,658,431	33,777,174
Net assets applicable to common shares at the end of period	$85,066,680	$84,726,088	$31,605,163	$32,658,431
Undistributed (Over-distribution of) net investment income at the end of period	$(339,465)	$91,322	$(29,900)	$67,171

See accompanying notes to financial statements.

	NNC		NPV
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Operations
Net investment income (loss)	$8,300,021	$8,768,886	$10,063,915	$10,328,899
Net realized gain (loss) from investments	359,698	(929,695)	(719,109)	(2,831,554)
Change in net unrealized appreciation (depreciation) of investments	(9,023,451)	(8,011,557)	(4,936,839)	(6,000,522)
Net increase (decrease) in net assets applicable to common shares from operations	(363,732)	(172,366)	4,407,967	1,496,823
Distributions to Common Shareholders
From net investment income	(8,533,736)	(9,173,021)	(10,064,138)	(10,625,450)
From accumulated net realized gains	(14,777)	(147,767)	—	—
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,548,513)	(9,320,788)	(10,064,138)	(10,625,450)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(285,132)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(285,132)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(9,197,377)	(9,493,154)	(5,656,171)	(9,128,627)
Net assets applicable to common shares at the beginning of period	246,013,335	255,506,489	259,831,072	268,959,699
Net assets applicable to common shares at the end of period	$236,815,958	$246,013,335	$254,174,901	$259,831,072
Undistributed (Over-distribution of) net investment income at the end of period	$(489,934)	$(141,170)	$160,559	$242,138

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended May 31, 2018

	NKG	NMY	NMS
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$290,303	$5,487,332	$1,949,540
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(32,594,417)	(106,613,799)	(19,818,831)
Proceeds from sales and maturities of investments	35,919,189	110,522,021	17,615,525
Proceeds from (Purchase of) short-term investments, net	420,532	(2,400,000)	—
Proceeds from litigation settlement	129	—	—
Taxes paid	(13)	(4,396)	(1,104)
Amortization (Accretion) of premiums and discounts, net	2,002,634	3,045,041	(711,813)
Amortization of deferred offering costs	6,702	11,414	148,400
(Increase) Decrease in:
Receivable for interest	133,852	279,852	51,691
Receivable for investments sold	715,000	13,931,849	1,028,475
Other assets	105	(6,954)	(337)
Increase (Decrease) in:
Payable for interest	43,494	104,491	28,005
Payable for investments purchased	—	(10,180,461)	(4,195)
Accrued management fees	(2,533)	(4,178)	352
Accrued Trustees fees	(32)	7,050	30
Accrued other expenses	(108,040)	(81,784)	(333,697)
Net realized (gain) loss from investments	(232,714)	289,204	52,450
Change in net unrealized (appreciation) depreciation of investments	5,147,480	7,420,445	2,004,493
Net cash provided by (used in) operating activities	11,741,671	21,807,127	2,008,984
Cash Flows from Financing Activities:
(Payments for) VMTP Shares redeemed, at liquidation preference	—	—	—
Proceeds from MFP Shares issued, at liquidation preference	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	2,777,001
(Payments for) deferred offering costs	—	—	—
Increase (Decrease) in:
Cash overdraft	(2,516,849)	(6,810,836)	(375,022)
Floating rate obligations	(3,245,000)	(510,000)	—
Cash distributions paid to common shareholders	(5,473,261)	(14,147,489)	(4,250,794)
Cost of common shares repurchased and retired	—	(338,802)	—
Net cash provided by (used in) financing activities	(11,235,110)	(21,807,127)	(1,848,815)
Net Increase (Decrease) in Cash	506,561	—	160,169
Cash at the beginning of period	—	—	—
Cash at the end of period	$506,561	$—	$160,169

Supplemental Disclosure of Cash Flow Information	NKG	NMY	NMS
Cash paid for interest (excluding amortization of offering costs)	$1,646,788	$4,071,698	$1,048,464
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	27,785

See accompanying notes to financial statements.

	NOM	NNC	NPV
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$366,640	$(363,732)	$4,407,967
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,728,854)	(71,377,130)	(90,003,931)
Proceeds from sales and maturities of investments	9,695,989	49,129,334	85,200,233
Proceeds from (Purchase of) short-term investments, net	—	—	—
Proceeds from litigation settlement	—	219	—
Taxes paid	(42)	(2,335)	(1,848)
Amortization (Accretion) of premiums and discounts, net	122,508	3,078,940	1,281,909
Amortization of deferred offering costs	29,685	10,767	15,173
(Increase) Decrease in:
Receivable for interest	56,968	304,032	(176,688)
Receivable for investments sold	85,700	18,892,534	(3,535,000)
Other assets	(2,835)	(5,117)	(5,004)
Increase (Decrease) in:
Payable for interest	(26,137)	81,683	(987)
Payable for investments purchased	(293,002)	(8,588,075)	912,480
Accrued management fees	(493)	(205)	2,547
Accrued Trustees fees	(5)	5,196	5,115
Accrued other expenses	(8,409)	(108,632)	49,750
Net realized (gain) loss from investments	30,213	(359,698)	719,109
Change in net unrealized (appreciation) depreciation of investments	934,729	9,023,451	4,936,839
Net cash provided by (used in) operating activities	1,262,655	(278,768)	3,807,664
Cash Flows from Financing Activities:
(Payments for) VMTP Shares redeemed, at liquidation preference	(18,000,000)	—	—
Proceeds from MFP Shares issued, at liquidation preference	18,000,000	—	—
Proceeds from shelf offering, net of offering costs	—	—	—
(Payments for) deferred offering costs	(236,981)	—	—
Increase (Decrease) in:
Cash overdraft	231,915	—	1,815,517
Floating rate obligations	—	8,430,000	4,350,000
Cash distributions paid to common shareholders	(1,441,388)	(8,629,042)	(10,058,700)
Cost of common shares repurchased and retired	—	(285,132)	—
Net cash provided by (used in) financing activities	(1,446,454)	(484,174)	(3,893,183)
Net Increase (Decrease) in Cash	(183,799)	(762,942)	(85,519)
Cash at the beginning of period	183,799	1,330,947	85,519
Cash at the end of period	$—	$568,005	$—

Supplemental Disclosure of Cash Flow Information	NOM	NNC	NPV
Cash paid for interest (excluding amortization of offering costs)	$375,682	$3,074,550	$2,595,071
Non-cash financing activities not included herein consists of reinvestments of common share distributions	49,789	—	—

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NKG
Year Ended 5/31:
2018	$13.80	$0.49	$(0.46)	$0.03	$(0.51)	$—	$(0.51)	$—		$13.32	$11.38
2017	14.40	0.55	(0.55)	—	(0.60)	—	(0.60)	—		13.80	13.28
2016	13.98	0.68	0.38	1.06	(0.64)	—	(0.64)	—		14.40	14.28
2015	13.98	0.67	(0.03)	0.64	(0.64)	—	(0.64)	—		13.98	12.81
2014	14.58	0.54	(0.50)	0.04	(0.64)	—	(0.64)	—		13.98	12.98

NMY
Year Ended 5/31:
2018	14.65	0.56	(0.32)	0.24	(0.60)	—	(0.60)	—	*	14.29	12.21
2017	15.08	0.61	(0.38)	0.23	(0.66)	—	(0.66)	—		14.65	13.08
2016	14.59	0.67	0.47	1.14	(0.67)	—	(0.67)	0.02		15.08	13.65
2015	14.64	0.68	(0.10)	0.58	(0.67)	—	(0.67)	0.04		14.59	12.53
2014	15.56	0.60	(0.85)	(0.25)	(0.67)	—	(0.67)	—		14.64	12.91

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

0.22%	(10.74)%	$140,485	2.19%		3.64%		15%
0.07	(2.76)	145,577	2.10		3.94		13
7.80	16.94	151,860	1.60		4.83		13
4.65	3.76	147,441	1.62		4.77		7
0.56	2.17	147,507	3.03		4.04		20

1.68	(2.10)	333,542	2.25		3.91		20
1.61	0.69	342,427	2.08		4.14		42
8.13	14.77	352,581	1.55		4.56		19
4.28	2.29	344,300	1.55		4.65		23
(1.38)	(1.43)	353,010	2.87		4.25		20

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NKG
Year Ended 5/31:
2018	1.11%
2017	1.03
2016	0.55
2015	0.54
2014	1.89

NMY
Year Ended 5/31:
2018	1.21%
2017	1.04
2016	0.55
2015	0.52
2014	1.81

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Preferred Share- holders (a)	Distributions from Accumulated Net Realized Gains to Preferred Share- holders	(a)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Premium per Share Sold through Shelf Offering	Ending NAV	Ending Share Price
NMS
Year Ended 5/31:
2018	$15.08	$0.70		$(0.37)	$—	$—		$0.33	$(0.74)	$—	$—	$(0.74)	$0.02	$14.69	$13.60
2017	15.78	0.70		(0.62)	—	—		0.08	(0.79)	—	—	(0.79)	0.01	15.08	16.18
2016	15.46	0.80		0.33	—	—		1.13	(0.81)	—	—	(0.81)	—	15.78	15.99
2015(f)	15.50	0.74		0.03	—	—		0.77	(0.81)	—	—	(0.81)	—	15.46	14.95
Year Ended 6/30:
2014(g)	14.25	0.71		1.29	(0.01)	—		1.99	(0.74)	—	—	(0.74)	—	15.50	16.48
Year Ended 8/31:
2013	16.16	0.90		(1.90)	(0.02)	—		(1.02)	(0.89)	—	—	(0.89)	—	14.25	14.82
2012	14.56	0.90		1.56	(0.02)	—		2.44	(0.84)	—	—	(0.84)	—	16.16	17.52

NOM
Year Ended 5/31:
2018	13.95	0.57		(0.41)	—	—		0.16	(0.62)	—	(0.01)	(0.63)	—	13.48	13.34
2017	14.45	0.65		(0.44)	—	—		0.21	(0.71)	—	—	(0.71)	—	13.95	16.20
2016	13.91	0.72		0.55	—	—		1.27	(0.73)	—	—	(0.73)	—	14.45	16.03
2015	14.19	0.62		(0.17)	—	—		0.45	(0.73)	—	—	(0.73)	—	13.91	15.27
2014	14.61	0.65		(0.34)	—	—		0.31	(0.73)	—	—	(0.73)	—	14.19	15.08

(a)	The amounts shown are based on common share equivalents. Represents distributions paid on Remarketed Preferred Shares (“RPS”) for NMS.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns				Ratios to Average Net Assets(c)
Based on NAV (b)	Based on Share Price	(b)	Ending Net Assets (000)	Expenses	(d)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

2.37%	(11.55	) %	$85,067	2.40%		4.66%		13%
0.68	6.41		84,726	2.47		4.59		19
7.47	12.84		87,942	1.69		5.14		17
5.02	(4.37)		86,150	1.80	*	5.19	*	14

14.33	16.61		64,277	1.64	*	5.75	*	8

(6.77)	(10.99)		59,100	1.35		5.68		11
17.25	19.91		67,029	1.42		5.82		6

1.15	(13.89)		31,605	2.54		4.15		20
1.53	5.77		32,658	2.27		4.65		14
9.40	10.34		33,777	1.94		5.13		5
3.21	6.50		32,467	2.80		4.38		8
2.52	(0.83)		33,072	2.86		4.85		21

(c)	Ratios do not reflect the effect of dividend payments to RPS shareholders, during periods when RPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to RPS and other subsequent forms of preferred shares issued by the Fund, where applicable. For the years ended June330, 2014 and prior, NMS includes the RPS of Minnesota Municipal Income Portfolio (MXA).
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMS
Year Ended 5/31:
2018	1.06%
2017	1.29
2016	0.62
2015(f)	0.61	*
Year Ended 6/30:
2014(g)	0.18	*
Year Ended 8/31:
2013	—
2012	—

NOM
Year Ended 5/31:
2018	1.19%
2017	0.99
2016	0.69
2015	1.44
2014	1.51

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended May 31, 2015.
(g)	For the ten months ended June 30, 2014.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NNC
Year Ended 5/31:
2018	$14.98	$0.51		$(0.53)	$(0.02)	$(0.52)	$— *	$(0.52)	$—	*	$14.44	$12.27
2017	15.56	0.53		(0.54)	(0.01)	(0.56)	(0.01)	(0.57)	—		14.98	13.29
2016	14.98	0.60		0.58	1.18	(0.60)	— *	(0.60)	—	*	15.56	14.19
2015	14.90	0.61		0.11	0.72	(0.62)	(0.03)	(0.65)	0.01		14.98	12.95
2014	15.02	0.54		(0.06)	0.48	(0.60)	—	(0.60)	—		14.90	13.24

NPV
Year Ended 5/31:
2018	14.49	0.56		(0.32)	0.24	(0.56)	—	(0.56)	—		14.17	12.35
2017	15.00	0.58		(0.50)	0.08	(0.59)	—	(0.59)	—		14.49	13.25
2016	14.50	0.66		0.53	1.19	(0.69)	—	(0.69)	—		15.00	14.43
2015	14.47	0.72		0.06	0.78	(0.75)	—	(0.75)	—		14.50	13.39
2014	15.38	0.71		(0.89)	(0.18)	(0.72)	(0.01)	(0.73)	—		14.47	13.39

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(e)

(0.14)%	(3.88)%	$236,816	2.33%		3.43%		13%
(0.03)	(2.37)	246,013	2.14		3.54		13
8.05	14.65	255,506	1.54		3.97		7
4.91	2.72	246,319	1.54		4.03		12
3.54	0.10	246,492	2.81		3.85		17

1.70	(2.62)	254,175	2.07		3.92		22
0.63	(4.14)	259,831	1.97		3.98		38
8.41	13.22	268,960	1.64		4.51		18
5.45	5.72	260,104	1.67(d	)	4.91(d	)	17
(0.79)	(0.93)	259,568	2.25		5.15		19

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNC
Year Ended 5/31:
2018	1.26%
2017	1.08
2016	0.54
2015	0.52
2014	1.70

NPV
Year Ended 5/31:
2018	1.02%
2017	0.94
2016	0.62
2015	0.59
2014	1.18

(d)	During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common shares equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser were as follows:

Ratios to Average Net Assets
NPV	Expenses	Net Investment Income (Loss	)
Year Ended 5/31:
2015	1.70%	4.88%

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NKG
Year Ended 5/31:
2018	$—	$—	$82,000	$271,323
2017	—	—	82,000	277,532
2016	—	—	75,000	302,480
2015	—	—	75,000	296,588
2014	—	—	75,000	296,676
NMY
Year Ended 5/31:
2018	—	—	197,000	269,311
2017	—	—	197,000	273,821
2016	—	—	167,000	311,126
2015	—	—	167,000	306,168
2014	—	—	167,000	311,383

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NKG
Series 2015 (NKG PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	∆
Series 2015-1 (NKG PRD)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2015-2 (NKG PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆

NMY
Series 2015 (NMY PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2016 (NMY PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.07	∆
Series 2015 (NMY PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆
Series 2015-1(NMY PRF)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	∆
Series 2015-1(NMY PRG)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	∆
Series 2016 (NMY PRH)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.07	∆

(b)	MTP Shares issued in connection with the reorganizations.
∆	For the period June 1, 2013 through May 30, 2014.

See accompanying notes to financial statements.

	RPS at the End of Period			MFP Shares at the End of Period		MTP Shares at the End of Period(a)		VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share		Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NMS
Year Ended 5/31:
2018	$—	$—		$—	$—	$—	$—	$52,800	$261,111
2017	—	—		—	—	—	—	52,800	260,466
2016	—	—		—	—	—	—	44,100	299,415
2015(b)	—	—		—	—	—	—	44,100	295,352
Year Ended 6/30:
2014(c)	—	—		—	—	—	—	31,100	307	*
Year Ended 8/31:
2013	31,100	73	*	—	—	—	—	—	—
2012	31,100	79	*	—	—	—	—	—	—

NOM
Year Ended 5/31:
2018	—	—		18,000	275,584	—	—	—	—
2017	—	—		—	—	—	—	18,000	281,436
2016	—	—		—	—	—	—	18,000	287,651
2015	—	—		—	—	—	—	18,000	280,372
2014	—	—		—	—	17,880	28.50	—	—

*	Rounded to the nearest thousand (000).
(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015		2014
NOM
Series 2015 (NOM PRC)
Ending Market Value per Share	$—		$10.06
Average Market Value per Share	10.0	∆	10.04

(b)	For the eleven months ended May 31, 2015.
(c)	For the ten months ended June 30, 2014.
∆	For the period June 1, 2014, through February 9, 2015.

See accompanying notes to financial statements.

Financial Highlights (continued)

	MTP Shares at the End of Period(a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
NNC
Year Ended 5/31:
2018	$—	$—	$154,000	$253,777	$—	$—
2017	—	—	154,000	259,749	—	—
2016	—	—	125,000	304,405	—	—
2015	—	—	125,000	297,055	—	—
2014	—	—	125,000	297,193	—	—

NPV
Year Ended 5/31:
2018	—	—	—	—	128,000	298,574
2017	—	—	—	—	128,000	302,993
2016	—	—	—	—	128,000	310,125
2015	—	—	—	—	128,000	303,206
2014	—	—	—	—	128,000	302,787

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014
NNC
Series 2015 (NNC PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.03	^
Series 2016 (NNC PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^
Series 2015 (NNC PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^
Series 2015-1 (NNC PRF)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^
Series 2015-1 (NNC PRG)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.03	^

NPV
Series 2014 (NPV PRA)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^
Series 2015 (NPV PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^
Series 2014 (NPV PRD)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^
Series 2014-1 (NPV PRE)(b)
Ending Market Value per Share	—
Average Market Value per Share	10.04	^^

(b)	MTP Shares issued in connection with the reorganizations.
^	For the period June 1, 2013 through March 3, 2014.
^^	For the period June 1, 2013 through September 9, 2013.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Georgia Quality Municipal Income Fund (NKG)
•	Nuveen Maryland Quality Municipal Income Fund (NMY)
•	Nuveen Minnesota Quality Municipal Income Fund (NMS)
•	Nuveen Missouri Quality Municipal Income Fund (NOM)
•	Nuveen North Carolina Quality Municipal Income Fund (NNC)
•	Nuveen Virginia Quality Municipal Income Fund (NPV)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NKG, NMS and NOM were organized as Massachusetts business trusts on October 26, 2001, April 28, 2014 and March 29, 1993, respectively. NMY, NNC and NPV were organized as Massachusetts business trusts on January 12, 1993.

The end of the reporting period for the Funds is May 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2018 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NMS	NOM	NPV
Outstanding when-issued/delayed delivery purchase commitments	$254,113	$348,524	$912,480

Notes to Financial Statements (continued)

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NKG	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds**	$—	$217,072,982	$—	***	$217,072,982
Short-Term Investments*:
Municipal Bonds**	—	—	131,853		131,853
Total	$—	$217,072,982	$131,853		$217,204,835
NMY
Long-Term Investments*:
Municipal Bonds	$—	$531,620,700	$—		$531,620,700
Short-Term Investments*:
Municipal Bonds	—	2,400,000	—		2,400,000
Total	$—	$534,020,700	$—		$534,020,700
NMS
Long-Term Investments*:
Municipal Bonds	$—	$136,957,426	$—		$136,957,426

Notes to Financial Statements (continued)

NOM	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$49,451,536	$—	$49,451,536
NNC
Long-Term Investments*:
Municipal Bonds	$—	$394,768,785	$—	$394,768,785
NPV
Long-Term Investments*:
Municipal Bonds	$—	$397,271,801	$—	$397,271,801

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the

Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NKG	NMY	NMS	NOM	NNC	NPV
Floating rate obligations: self-deposited Inverse Floaters	$—	$12,600,000	$—	$—	$8,430,000	$20,350,000
Floating rate obligations: externally-deposited Inverse Floaters	5,635,000	—	—	—	—	13,330,000
Total	$5,635,000	$12,600,000	$—	$—	$8,430,000	$33,680,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NKG	NMY	NMS	NOM	NNC	NPV
Average floating rate obligations outstanding	$2,187,041	$9,391,959	$—	$—	$831,452	$11,265,479
Average annual interest rate and fees	1.60%	1.70%	—%	—%	1.99%	1.70%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

Notes to Financial Statements (continued)

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NMY had outstanding borrowings under such liquidity facilities in the amount of $55,000, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NKG	NMY	NMS	NOM	NNC	NPV
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$—	$12,600,000	$—	$—	$8,430,000	$20,350,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—	—	—	13,330,000
Total	$—	$12,600,000	$—	$—	$8,430,000	$33,680,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative investments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
NMS has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMS
	Year Ended 5/31/18	Year Ended 5/31/17*
Additional authorized common shares	500,000	500,000
Common shares sold	173,280	41,720
Offering proceeds, net of offering costs	$2,634,474	$675,818

*	Represents additional authorized shares for the period April 25, 2017 through May 31, 2017.

Costs incurred by the Fund in connection with its initial shelf registrations are recorded as a prepaid expense and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable. were as follows:

	NMY		NMS
	Year Ended 5/31/18	Year Ended 5/31/17	Year Ended 5/31/18	Year Ended 5/31/17
Common shares:
Sold through shelf offering	—	—	173,280	41,720
Issued to shareholders due to reinvestment of distributions	—	—	1,832	3,868
Repurchased and retired	(27,500)	—	—	—

Weighted average common share:
Premium to NAV per shelf offering share sold	—	—	5.02%	10.00%
Price per share repurchased and retired	$12.30	—	—	—
Discount per share repurchased and retired	14.18%	—	—	—

	NOM		NNC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/18	5/31/17	5/31/18	5/31/17
Common shares:
Issued to shareholders due to reinvestment of distributions	3,481	3,448	—	—
Repurchased and retired	—	—	(23,400)	—

Weighted average common share:
Price per share repurchased and retired	—	—	$12.17	—
Discount per share repurchased and retired	—	—	15.16%	—

Notes to Financial Statements (continued)

Preferred Shares

MuniFund Preferred Shares
NOM has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

NOM incurred offering costs of $236,981 in connection with its offering of MFP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of its MFP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference, net of deferred offering costs	Liquidation Preference	Term Redemption Date	Mode	Mode Termination Date
NOM	A	180	$17,763,019	$18,000,000	October 1, 2047	VRM	October 16, 2019

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NOM*
Average liquidation preference of MFP Shares outstanding	$18,000,000
Annualized dividend rate	2.07%

*	For the period October 16, 2017 (first issuance of shares) through May 31, 2018.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

On October 16, 2017, NOM redeemed all of its outstanding Series 2018 VMTP Shares. The Fund’s VMTP Shares were redeemed at their $100,000 liquidation preference per share, plus dividend amounts owed, using proceeds from its issuance of MFP Shares (as described above in MuniFund Preferred Shares).

As of the end of the reporting period, details of the following Funds’ VMTP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference, net of deferred offering costs	Liquidation Preference
NKG	2019	820	$81,991,587	$82,000,000
NMY	2019	1,970	$196,986,649	$197,000,000
NMS	2019	528	$52,775,909	$52,800,000
NNC	2019	1,540	$153,987,402	$154,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
NKG	2019	September 1, 2019	August 31, 2017
NMY	2019	August 1, 2019	June 30, 2017
NMS	2019	August 1, 2019	June 30, 2017
NNC	2019	August 1, 2019	June 30, 2017

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM*	NNC
Average liquidation preference of VMTP Shares outstanding	$82,000,000	$197,000,000	$52,800,000	$18,000,000	$154,000,000
Annualized dividend rate	2.02%	2.04%	2.04%	1.71%	2.04%

*	For the period June 1, 2017 through October 16, 2017.

Notes to Financial Statements (continued)

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with NOM’s redemption of VMTP Shares, the remaining deferred costs of $14,844, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares
The following Fund has issued and has outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Fund’s VRDP Shares outstanding were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference, net of deferred offering costs	Liquidation Preference	Maturity
NPV	1	1,280	$127,617,812	$128,000,000	August 3, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

The Fund’s Series 1 VRDP Shares are considered to be Special Rate Period VRDP, which are sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NPV
Average liquidation preference of VRDP Shares outstanding	$128,000,000
Annualized dividend rate	1.88%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables. Transactions in MFP shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2018
NOM	Series	Shares	Amount
MFP Shares issued	A	180	$18,000,000

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended May 31, 2018
NOM	Series	Shares	Amount
VMTP Shares redeemed	2018	(180)	$(18,000,000)

	Year Ended May 31, 2017
NKG	Series	Shares	Amount
VMTP Shares issued	2019	820	$82,000,000
VMTP Shares exchanged	2017	(750)	$(75,000,000)
Net Increase (decrease)		70	$7,000,000

	Year Ended May 31, 2017
NMY	Series	Shares	Amount
VMTP Shares issued	2019	1,970	$197,000,000
VMTP Shares exchanged	2017	(1,670)	$(167,000,000)
Net Increase (decrease)		300	$30,000,000

	Year Ended May 31, 2017
NMS	Series	Shares	Amount
VMTP Shares issued	2019	528	$52,800,000
VMTP Shares exchanged	2017	(441)	$(44,100,000)
Net Increase (decrease)		87	$8,700,000

	Year Ended May 31, 2017
NNC	Series	Shares	Amount
VMTP Shares issued	2019	1,540	$154,000,000
VMTP Shares exchanged	2017	(1,250)	$(125,000,000)
Net Increase (decrease)		290	$29,000,000

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Purchases	$32,594,417	$106,613,799	$19,818,831	$9,728,854	$71,377,130	$90,003,931
Sales and maturities	35,919,189	110,522,021	17,615,525	9,695,989	49,129,334	85,200,233

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2018.

	NKG	NMY	NMS	NOM	NNC	NPV
Tax cost of investments	$211,795,624	$503,232,052	$132,537,075	$47,123,244	$371,904,860	$359,681,178
Gross unrealized:
Appreciation	$7,206,813	$19,754,591	$4,874,634	$2,467,197	$16,361,976	$18,778,119
Depreciation	(1,797,602)	(1,565,976)	(454,283)	(138,905)	(1,928,053)	(1,537,511)
Net unrealized appreciation (depreciation) of investments	$5,409,211	$18,188,615	$4,420,351	$2,328,292	$14,433,923	$17,240,608

Permanent differences, primarily due to taxable market discount, federal taxes paid, nondeductible offering costs, distribution reallocations and expiration of capital loss carryforwards resulted in reclassifications among the Funds’ components of common share net assets as of May 31, 2018, the Funds’ tax year end, as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Paid-in-surplus	$(1,222,296)	$112,903	$169,785	$(125,184)	$115,564	$(11,762)
Undistributed (Over-distribution of) net investment income	(107,995)	(214,198)	(170,697)	21,674	(115,049)	(81,356)
Accumulated net realized gain (loss)	1,330,291	101,295	912	103,510	(515)	93,118

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2018, the Funds’ tax year end, were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Undistributed net tax-exempt income[1]	$159,456	$607,644	$45,312	$—	$294,594	$758,978
Undistributed net ordinary income[2]	3,998	11,765	—	—	28,865	9,335
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2018, paid on June 1, 2018.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2018 and May 31, 2017, was designated for purposes of the dividends paid deduction as follows:

2018	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income[3]	$7,071,164	$17,874,348	$5,258,361	$1,843,442	$11,562,668	$12,302,938
Distributions from net ordinary income[2]	17,934	189,315	64,018	4,645	112,438	164,986
Distributions from net long-term capital gains[4]	—	—	5,194	—	13,985	—
Return of capital	—	—	—	19,370	—	—

2017	NKG	NMY	NMS	NOM	NNC	NPV
Distributions from net tax-exempt income	$7,640,537	$18,211,923	$5,215,421	$1,924,618	$11,572,411	$12,037,552
Distributions from net ordinary income[2]	23,208	191,672	16,165	14,973	19,702	—
Distributions from net long-term capital gains	—	—	—	—	139,558	—
Return of capital	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2018, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2018.

As of May 31, 2018, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NKG	NMY	NOM	NNC	NPV
Expiration:
May 31, 2019	$48,370	$—	$—	$—	$—
Not subject to expiration:
Short-term	1,013,517	6,016,854	362,664	712,669	4,753,374
Long-term	2,409,263	5,837,844	897,804	—	9,234,469
Total	$3,471,150	$11,854,698	$1,260,468	$712,669	$13,987,843

During the Funds’ tax year ended May 31, 2018, the following funds utilized capital loss carryforwards as follows:

	NKG	NMS
Utilized capital loss carryforwards	$233,457	$124,580

As of May 31, 2018, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	NKG	NOM
Expired capital loss carryforwards	$1,329,548	$91,539

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NMS
Post-October capital losses[5]	$180,752
Late-year ordinary losses[6]	—

[5]	Capital losses incurred from November 1, 2017 through May 31, 2018, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2018 through May 31, 2018 and/or specified losses incurred from November 1, 2017 through May 31, 2018.

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2018, the complex-level fee for each Fund was 0.1591%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NMY	NMS	NOM	NPV
Purchases	$6,725,033	$—	$1,941,711	$7,906,326
Sales	6,535,643	1,702,002	1,775,001	7,213,131

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% (1.25% prior to July, 2017) per annum or (b) the Fed Funds rate plus 1.00% (1.25% prior to July, 2017) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, each Fund utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Maximum Outstanding Balance	$526,200	$12,394,046	$517,517	$138,234	$1,422,554	$2,784,802

During the Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NKG	NMY	NMS	NOM	NNC	NPV
Average daily balance outstanding	$526,200	$8,550,970	$517,517	$138,234	$1,422,554	$2,784,802
Average annual interest rate	2.56%	2.46%	2.56%	2.56%	2.56%	2.56%

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)
The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

10. Subsequent Event

Borrowing Arrangements
On July 11, 2018, the Funds renewed the standby credit facility through July 2019. In conjunction with this renewal, the amount of the facility decreased to $2.65 billion, while all other terms remained unchanged.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NKG	NMY	NMS	NOM	NNC	NPV
Common shares repurchased	—	27,500	—	—	23,400	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Georgia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Maryland Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Minnesota Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Minnesota municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Missouri Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond North Carolina Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Virginia Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process (Unaudited)

At a meeting held on May 22-24, 2018 (the “May Meeting”), the Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for its respective Fund, the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as investment sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by each Fund Adviser; a review of the Sub-Adviser and the applicable investment team(s); an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market for Nuveen closed-end funds (including, among other things an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and the resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular Nuveen fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the various sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Board Members held an in-person meeting on April 10-11, 2018 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. Prior to the May Meeting, the Board Members also received and reviewed supplemental information provided in response to questions posed by the Board Members.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; the management of leveraging financing for the Nuveen closed-end funds; the secondary market trading of the Nuveen closed-end funds and any actions to address discounts; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. As a result, the Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers in their review of the Advisory Agreements. Throughout the year and during the annual review of Advisory Agreements, the Independent Board Members met in executive sessions with independent legal counsel and had the benefit of counsel’s advice.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. With respect to the Adviser, the Board recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Nuveen funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and with respect to closed-end funds, leverage, capital and distribution management services.

In addition to the services necessary to operate and maintain the Nuveen funds, the Board recognized the Adviser’s continued program of improvements and innovations to make the Nuveen fund complex more relevant and attractive to existing and new investors and to accommodate the new and changing regulatory requirements in an increasingly complex regulatory environment. The Board noted that some of the initiatives the Adviser had taken over recent years to benefit the complex and particular Nuveen funds included, among other things:

•	Fund Rationalizations - continuing efforts to rationalize the product line through mergers, liquidations and repositionings in seeking to enhance shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches more relevant to current shareholder needs;

•	Product Innovations - developing product innovations and launching new products that will help the Nuveen fund complex offer a variety of products that will attract new investors and retain existing investors, such as launching the target term funds, exchange-traded funds (“ETFs”) and multi-asset class funds;

•	Risk Management Enhancements - continuing efforts to enhance risk management, including enhancing reporting to increase the efficiency of risk monitoring, implementing programs to strengthen the ability to detect and mitigate operational risks, dedicating resources and staffing necessary to create standards to help ensure compliance with new liquidity requirements, and implementing a price verification system;

•	Additional Compliance Services – the continuing investment of significant resources, time and additional staffing to meet the various new regulatory requirements affecting the Nuveen funds over the past several years, the further implementation of unified compliance policies and processes, the development of additional compliance training modules, and the reorganization of the compliance team adding further depth to its senior leadership;

•	Expanded Dividend Management Services – as the Nuveen fund complex has grown, the additional services necessary to manage the distributions of the varied funds offered and investing in automated systems to assist in this process; and

•	with respect specifically to closed-end funds, such initiatives also included:

••	Leverage Management Services - continuing activities to expand financing relationships and develop new product structures to lower fund leverage expenses and to manage associated risks, particularly in an interest rate increasing environment;

••	Capital Management Services - continuing capital management activities through the share repurchase program and additional equity offerings in seeking to increase net asset value and/or improve fund performance for the respective Nuveen funds;

••	Data and Market Analytics - continuing development of databases that help with obtaining and analyzing ownership data of closed-end funds;

••	Enhanced Secondary Market Reporting – providing enhanced reporting and commentary on the secondary market trading of closed-end funds which permit more efficient analysis of the performance of the Nuveen funds compared to peers and of trends in the marketplace; and

••	Tender Option Bond Services – providing the additional support services necessary for Nuveen funds that seek to use tender option bonds to meet new regulatory requirements.

The Board also recognized the Adviser’s investor relations program which seeks to advance the Nuveen closed-end funds through, among other things, raising awareness and delivering education regarding closed-end funds to investors and financial advisors and promoting the Nuveen closed-end funds with such investors.

In addition to the services provided by the Adviser, the Board also noted the business related risks the Adviser incurred in managing the Nuveen funds, including entrepreneurial, legal and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser provided by the Adviser. The Board recognized that the Sub-Adviser generally provided the portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team, the members’ experience and any changes to the team during the year, the team’s assets under management, the stability and history of the organization, the team’s investment approach and the performance of the Funds over various periods. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board considered the investment performance of each Fund. In this regard, the Board reviewed fund performance over the quarter, one-, three- and five-year periods ending December 31, 2017 as well as performance data for the first quarter of 2018 ending March 31, 2018. The Independent Board Members noted that they reviewed and discussed fund performance over various time periods with management at their quarterly meetings throughout the year and their review and analysis of performance during the annual review of Advisory Agreements incorporated such discussions.

The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

benchmarks). The Board considered the Adviser’s analysis of each Nuveen fund’s performance, including, in particular, an analysis of the Nuveen funds determined to be performance outliers and the factors contributing to their underperformance. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Board reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date as well as relative to the premiums or discounts of certain peers and the funds’ total return based on net asset value and market price over various periods. The Board considers the review of premiums and discounts of the closed-end funds to be a continuing priority and as such, the Board and/or its Closed-end Fund Committee also receives an update on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds at each quarterly meeting, reviewing, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds based on net asset value and price over various periods; the volatility trends in the market; the distribution data of the Nuveen closed-end funds and as compared to peer averages; and a summary of the common share shelf offerings and share repurchase activity during the applicable quarter. As the Board’s Closed-end Fund Committee oversees matters particularly impacting the closed-end fund product line, the committee further engages in more in-depth discussions of the premiums and discounts of the Nuveen closed-end funds at each of its quarterly meetings.

In reviewing performance data, the Independent Board Members appreciated some of the inherent limitations of such data. In this regard, the Independent Board Members recognized that there may be limitations with the comparative data of certain peer groups or benchmarks as they may pursue objective(s), strategies or have other characteristics that are different from the respective Nuveen fund and therefore the performance results necessarily are different and limit the value of the comparisons. As an example, some funds may utilize leverage which may add to or detract from performance compared to an unlevered benchmark. The Independent Board Members also noted that management had ranked the relevancy of the peer group as low, medium or high to help the Board evaluate the value of the comparative peer performance data. The Board was aware that the performance data was measured as of a specific date and a different time period may reflect significantly different results and a period of underperformance can significantly impact long term performance figures. The Board further recognized that a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Independent Board Members noted that only a limited number of the Nuveen funds appeared to be underperforming performance outliers at the end of 2017 and considered the factors contributing to the respective fund’s performance and whether there were any performance concerns that needed to be addressed. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

For Nuveen Georgia Quality Municipal Income Fund (the “Georgia Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the three- and five-year periods, the Fund ranked in the third quartile in the one-year period and outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Maryland Quality Municipal Income Fund (the “Maryland Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the first quartile in one-year period and second quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Minnesota Quality Municipal Income Fund (the “Minnesota Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one-year period, third quartile in the three-year period and second quartile in the five-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Missouri Quality Municipal Income Fund (the “Missouri Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group in the one- and five-year periods and second quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen North Carolina Quality Municipal Fund (the “North Carolina Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the three- and five-year periods, the Fund ranked in the third quartile in the one-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Virginia Quality Municipal Income Fund (the “Virginia Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the five-year period, the Fund ranked in the first quartile in the one-year period and third quartile in the three-year period. The Fund also outperformed its benchmark in the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Fund. More specifically, the Independent Board Members reviewed, among other things, each Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund. In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage for closed-end funds) of six basis points or higher compared to that of its peer average (each an “Expense Outlier Fund”). The Board noted that the number of Nuveen funds classified as an Expense Outlier Fund pursuant to the foregoing criteria had decreased over the past few years with only a limited number of the Nuveen funds (including the Missouri Fund) identified as Expense Outlier Funds in 2017. The Independent Board Members reviewed an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the Nuveen closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets for the closed-end funds) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board considered that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $47.4 million and fund-level breakpoints reduced fees by $54.6 million in 2017.

The Board considered the sub-advisory fees paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients.

The Independent Board Members noted that (a) the Maryland Fund and the Virginia Fund each had a net management fee in line with its respective peer average and a net expense ratio below its respective peer average; (b) the Georgia Fund and the North Carolina Fund each had a net management fee slightly higher than its respective peer average, but a net expense ratio below its respective peer average; (c) the Minnesota Fund had a net management fee slightly higher than its peer average, but a net expense ratio in line with its peer average; and (d) the Missouri Fund had a net management fee in line with its peer average, but a net expense ratio higher than its peer average. The Independent Board Members noted that the Missouri Fund’s net expense ratio was higher than its peer average generally due to the small size of such Fund.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or affiliated sub-advisers to the municipal funds, such other clients may include retail and institutional managed accounts, passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser.

The Board recognized that each Fund had an affiliated sub-adviser and reviewed, among other things, the range of fees and average fee rates assessed for managed accounts. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. In general, the Board noted that the higher fee levels reflect higher levels of services provided by Nuveen, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2017 and 2016. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen including and excluding any distribution expenses incurred by Nuveen from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. For comparability purposes, the Board recognized that a prior year’s profitability would be restated to reflect any refinements to the methodology. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review and discuss any proposed changes to the methodology prior to the full Board’s review.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2017 versus 2016. The Board noted that Nuveen recently launched its ETF product line in 2016 and reviewed the revenues, expenses and operating margin from this product line.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2017 and as compared to their adjusted operating margins for 2016. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Board noted that Nuveen’s adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2017 and 2016 calendar years to consider the financial strength of TIAA.

In reviewing profitability, the Independent Board Members also considered the profitability of the various sub-advisers from their relationships with the respective Nuveen fund(s). The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2017. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2017 and the pre- and post-tax revenue margin from 2017 and 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Board recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund-level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex-level reduces fees on certain funds as the eligible assets in the complex pass certain thresholds. Subject to exceptions for certain Nuveen funds, the Independent Board Members reviewed the fund-level and complex-level fee schedules and any resulting savings in fees. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, additional staffing, product innovations and other organizational changes designed to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members reviewed the revenues that an affiliate of the Adviser received in 2017 as a result of serving as co-manager in the initial public offerings of new closed-end funds and as the underwriter on shelf offerings of existing closed-end funds.

In addition to the above, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by the Funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”). The Board recognized that the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds or is acquired through the commissions paid on portfolio transactions of other funds or clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	171

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	171

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	171

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	171

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	171

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	171

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016- 2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171

■	WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	171

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	171

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	171

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	171

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-A-0518D 543887-INV-Y-07/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Georgia Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
May 31, 2018	$24,610	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2017	$23,950	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
May 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2018	$ 0	$ 0	$ 0	$ 0
May 31, 2017	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$7.43 billion
	Other Pooled Investment Vehicles	12	$3.49 billion
	Other Accounts	18	$1.84 billion
*	Assets are as of May 31, 2018. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MAY 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Daniel J. Close	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: August 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2018